As filed with the Securities and Exchange Commission on January 18, 2002
Securities Act File No. 333-
Investment Company Act File No. 811-09637

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.
(Check Appropriate Box or Boxes)

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

(609) 282-2800

(Area Code And Telephone Number)

800 Scudders Mill Road

Plainsboro, New Jersey 08536
(Address of Principal Executive Offices:
Number, Street, City, State, Zip Code)

Terry K. Glenn

Merrill Lynch Large Cap Series Funds, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Philip L. Kirstein, Esq. Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536	Laurin Blumenthal Kleiman, Esq. Sidley Austin Brown & Wood LLP 875 Third Avenue New York, NY 10022

      It is proposed that this filing will become effective February 17, 2002 pursuant to Rule 488.

      Title of Securities to Be Registered: Common Stock, par value $.10 per share.

      No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

MERRILL LYNCH PREMIER GROWTH FUND, INC. AND

MERRILL LYNCH MID CAP GROWTH FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Be Held On March 25, 2002

To the Stockholders of

  Merrill Lynch Premier Growth Fund, Inc. and
  Merrill Lynch Mid Cap Growth Fund, Inc.:

      NOTICE IS HEREBY GIVEN that annual meetings of stockholders (each, a “Meeting” and collectively, the “Meetings”) of the following funds (each, an “Acquired Fund” and collectively, the “Acquired Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on March 25, 2002 at the times indicated below:

Legal Name	Referred to Herein As	Meeting Time

Merrill Lynch Premier Growth Fund, Inc. Merrill Lynch Mid Cap Growth Fund, Inc.	Premier Growth Fund Mid Cap Growth Fund	10:00 a.m. Eastern time 10:30 a.m. Eastern time

      The Meetings will be held for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for a series of transactions that would result in:

(a) the acquisition of the assets and assumption of the liabilities of Premier Growth Fund by Merrill Lynch Large Cap Growth Fund (“Large Cap Growth Fund”), a series of Merrill Lynch Large Cap Series Funds, Inc. (“Large Cap Series Fund”) and the issuance of shares of common stock of Large Cap Growth Fund to Premier Growth Fund for distribution to the stockholders of Premier Growth Fund; and

(b) the acquisition of the assets and assumption of the liabilities of Mid Cap Growth Fund by Large Cap Growth Fund and the issuance of shares of common stock of Large Cap Growth Fund to Mid Cap Growth Fund for distribution to the stockholders of Mid Cap Growth Fund.

      The transactions described in each of paragraphs 1(a) and 1(b) (individually referred to herein as an “Acquisition,” and together as the “Reorganization”) are described in greater detail in the accompanying Proxy Statement and Prospectus. Under the Agreement and Plan, the failure of the stockholders of either Acquired Fund to approve the Agreement and Plan will not affect the ability of the stockholders of the other Acquired Fund to approve the Agreement and Plan. The consummation of either Acquisition is not contingent upon the consummation of the other Acquisition;

(2) To elect a Board of Directors for each Acquired Fund to serve until the Acquired Fund is liquidated or, alternatively, until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(3) To transact such other business as properly may come before any Meeting or any adjournment thereof.

      Each Acquired Fund is organized in a master/feeder structure as a “feeder” fund that invests all of its assets in a corresponding master trust. As stockholders of an Acquired Fund, you also will be asked to vote on the election of the Board of Trustees of the corresponding master trust. Premier Growth Fund’s corresponding master trust is Master Premier Growth Trust and Mid Cap Growth Fund’s corresponding master trust is Master Mid Cap Growth Trust.

      If the stockholders of an Acquired Fund fail to approve the Agreement and Plan, then the Board of Directors/Trustees of such Acquired Fund and its corresponding master trust elected at the Meeting will continue to serve on the Board of both the Acquired Fund and the corresponding master trust until their successors have been duly elected and qualified or until their earlier resignation or removal. If the stockholders of an Acquired Fund approve the Agreement and

Plan, then upon consummation of that Acquisition, the Board of Directors of Large Cap Series Fund will become responsible for the overall supervision of the operations of the combined fund resulting from the Acquisition.

      Stockholders of the Acquired Funds are not entitled to appraisal rights in connection with the applicable Acquisition.

      The Board of Directors of each Acquired Fund has fixed the close of business on January 28, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, each Meeting and at any adjournment(s) thereof.

      A complete list of the stockholders of each Acquired Fund entitled to vote at the applicable Meeting will be available and open to the examination of any stockholder of such Acquired Fund for any purpose germane to the applicable Meeting during ordinary business hours from and after March 11, 2002, at the offices of such Acquired Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meeting of any Acquired Fund in which you owned shares on the Record Date. Stockholders who do not expect to attend the Meeting of an Acquired Fund in person are requested to complete, date, and sign the enclosed form of proxy applicable to their Acquired Fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Acquired Fund.

      If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at                               .

By Order of the Board of Directors,

SUSAN B. BAKER
Secretary
Merrill Lynch Premier Growth Fund, Inc.
Merrill Lynch Mid Cap Growth Fund, Inc.

Plainsboro, New Jersey

Dated: February 17, 2002

The information in this prospectus is not complete and may be changed. We may use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY JOINT PROXY STATEMENT AND PROSPECTUS DATED JANUARY 18, 2002

JOINT PROXY STATEMENT OF

MERRILL LYNCH PREMIER GROWTH FUND, INC. AND
MERRILL LYNCH MID CAP GROWTH FUND, INC.
FOR USE AT ANNUAL MEETINGS OF STOCKHOLDERS

To Be Held On March 25, 2002

PROSPECTUS OF

MERRILL LYNCH LARGE CAP GROWTH FUND OF
MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

          This Joint Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of one or both of Merrill Lynch Premier Growth Fund, Inc. (“Premier Growth Fund”) and Merrill Lynch Mid Cap Growth Fund, Inc. (“Mid Cap Growth Fund”) (the “Acquired Funds”). Stockholders of each Acquired Fund are being asked to consider:

(1) an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for a series of transactions that would result in:

(a) the acquisition of the assets and assumption of the liabilities of Premier Growth Fund by Merrill Lynch Large Cap Growth Fund (“Large Cap Growth Fund”), a series of Merrill Lynch Large Cap Series Funds, Inc. (“Large Cap Series Fund”) and the issuance of shares of common stock of Large Cap Growth Fund to Premier Growth Fund for distribution to the stockholders of Premier Growth Fund; and

(b) the acquisition of the assets and assumption of the liabilities of Mid Cap Growth Fund by Large Cap Growth Fund and the issuance of shares of common stock of Large Cap Growth Fund to Mid Cap Growth Fund for distribution to the stockholders of Mid Cap Growth Fund;

(2) the election of the Board of Directors of each Acquired Fund.

          Each Acquired Fund is organized in a master/feeder structure as a “feeder” fund that invests all of its assets in a corresponding master trust. As stockholders of the Acquired Funds you also will be asked to vote on the election of the Board of Trustees of your corresponding master trust. Premier Growth Fund’s corresponding master trust is Master Premier Growth Trust (“Premier Growth Trust”) and Mid Cap Growth Fund’s corresponding master trust is Master Mid Cap Growth Trust (“Mid Cap Growth Trust”); and

(3) to transact such other business as properly may come before any Meeting or any adjournment thereof.

          The series of transactions provided for in the Agreement and Plan with respect to each Acquired Fund will be referred to in this Proxy Statement and Prospectus as an “Acquisition.” The Acquisitions are collectively referred to herein as the “Reorganization.”

          Following each Acquisition, the Acquired Fund and its corresponding master trust will be terminated.

          An Annual Meeting of Stockholders of each Acquired Fund will be held on March 25, 2002 for the purpose of obtaining stockholder approval of the applicable Acquisition and electing the Board of Directors of that Acquired Fund and the Board of Trustees of its corresponding master trust (each, a “Meeting” and collectively, the “Meetings”).

continued on next page

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is February 17, 2002

      This Proxy Statement and Prospectus sets forth information about Large Cap Growth Fund that a stockholder of each Acquired Fund should know before considering the transactions proposed herein and should be retained for future reference. Each of the Acquired Funds has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

      The Board of Directors/Trustees of each Acquired Fund and each master trust has fixed the close of business on January 28, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at each Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, each Acquired Fund had outstanding the number of shares indicated below:

Acquired Fund

Premier Growth Fund
Mid Cap Growth Fund

      With this Proxy Statement and Prospectus you also will receive the following documents:

•	Prospectus of Large Cap Series Fund, dated January 14, 2002 (the “Large Cap Series Fund Prospectus”). The Large Cap Series Fund Prospectus is incorporated by reference into this Proxy Statement and Prospectus, which means that it is legally considered to be part of this Proxy Statement and Prospectus; and

•	Annual Report to Stockholders of Large Cap Series Fund for the fiscal year ended October 31, 2001.

      Certain other documents containing information about each Acquired Fund and Large Cap Series Fund have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to the Acquired Fund or Large Cap Series Fund at the address above, or by calling 1-800-          -                    , ext.                     . These documents are:

•	Statement of Additional Information of Large Cap Series Fund, dated January 14, 2002 (the “Large Cap Series Fund Statement”);

•	Prospectus of Premier Growth Fund, dated March 21, 2001 (the “Premier Growth Fund Prospectus”);

•	Prospectus of Mid Cap Growth Fund, dated December 26, 2001 (the “Mid Cap Growth Fund Prospectus”);

•	Statement of Additional Information relating to Premier Growth Fund, dated March 21, 2001 (the “Premier Growth Fund Statement”);

•	Statement of Additional Information relating to Mid Cap Growth Fund, dated December 26, 2001 (the “Mid Cap Growth Fund Statement”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated February 17, 2002 (the “Statement of Additional Information”).

      The Premier Growth Fund Prospectus, the Mid Cap Growth Fund Prospectus and the Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference, and other information regarding each Acquired Fund, Premier Growth Trust, Mid Cap Growth Trust, Large Cap Series Fund, Large Cap Growth Fund and its corresponding master trust, Master Large Cap Series Trust (“Large Cap Trust”).

      The address of the principal executive offices of each Acquired Fund, Premier Growth Trust, Mid Cap Growth Trust, Large Cap Series Fund and Large Cap Trust is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION
ITEM 1. THE REORGANIZATION
SUMMARY
The Reorganization
Fee Tables
RISK FACTORS AND SPECIAL CONSIDERATIONS
COMPARISON OF THE FUNDS
INVESTMENT OBJECTIVE AND POLICIES
Other Investment Policies and Practices
Investment Restrictions
Management
Purchase of Shares
Redemption of Shares
Performance
Code of Ethics
Shareholder Rights
Dividends
Automatic Dividend Reinvestment Plan
Tax Information
Portfolio Transactions
Portfolio Turnover
Additional Information
THE REORGANIZATION
General
Procedure
Terms of the Agreement and Plan of Reorganization
Potential Benefits to Stockholders of each Fund as a Result of an Acquisition or the Reorganization
Capitalization
ITEM 2: ELECTION OF BOARD MEMBERS
INFORMATION CONCERNING THE ANNUAL MEETINGS
Date, Time and Place of Meetings
Solicitation, Revocation and Use of Proxies
Record Date and Outstanding Shares
Security Ownership of Certain Beneficial Owners and Management of the Acquired Funds and Large Cap Growth Fund
ADDITIONAL INFORMATION
LEGAL PROCEEDINGS
LEGAL OPINIONS
EXPERTS
STOCKHOLDERS’ MEETINGS
SHAREHOLDER PROPOSALS
AGREEMENT AND PLAN OF REORGANIZATION
INFORMATION PERTAINING TO BOARD MEMBER NOMINEES
EXHIBIT III — SECURITY OWNERSHIP
OPINION & CONSENT OF SIDLEY AUSTIN BROWN
CONSENT OF DELOITTE & TOUCHE LLP
CONSENT OF DELOITTE & TOUCHE LLP (MLPG)
CONSENT OF DELOITTE & TOUCHE LLP (MLMCGF)
PROSPECTUS DATED JANUARY 14, 2002
STATEMENT OF ADDITIONAL INFORMATION
PROSPECTUS DATED MARCH 21, 2001
PROSPECTUS DATED DECEMBER 26, 2001
ANNUAL REPORT OF STOCKHOLDERS #1
ANNUAL REPORT OF STOCKHOLDERS #2
ANNUAL REPORT OF STOCKHOLDERS #3

INTRODUCTION

      This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each Acquired Fund for use at the applicable Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on March 25, 2002, at the following times:

Acquired Fund	Meeting Time

Premier Growth Fund	10:00 a.m. Eastern time
Mid Cap Growth Fund	10:30 a.m. Eastern time

      The mailing address for each Acquired Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is February 27, 2002.

      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the applicable Acquired Fund at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to a Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” each of the following items: (1) approval of the Agreement and Plan and (2) election of a Board of Directors/Trustees for each Acquired Fund and its corresponding master trust to serve until the Acquired Fund or corresponding master trust are liquidated, or alternatively, until their successors have been duly elected and qualified or until their earlier resignation or removal.

      Assuming a quorum is present at the applicable Meeting, consummation of each Acquisition requires, among other things, the affirmative vote of the stockholders of the Acquired Fund, voting together as a single class, representing a majority of the outstanding shares of such Acquired Fund. Under the Agreement and Plan, the failure of the stockholders of an Acquired Fund to approve the Agreement and Plan will not affect the ability of the other Acquired Fund to proceed with its Acquisition. The consummation of either Acquisition is not contingent upon the consummation of the other Acquisition. The Boards of Trustees of Premier Growth Trust and Mid Cap Growth Trust, the Board of Directors of each Acquired Fund and of Large Cap Series Fund, on behalf of Large Cap Growth Fund, together may unanimously amend the Agreement and Plan and change the terms of an Acquisition at any time prior to the approval thereof by the stockholders of the applicable Acquired Fund. See “Information Concerning the Annual Meetings.”

      Election of a member of the Board of Directors/Trustees for an Acquired Fund and its corresponding master trust requires the affirmative vote of a plurality of the votes cast at the applicable Meeting where a quorum is present.

      This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of each Acquired Fund. The Board of each Acquired Fund knows of no business other than that described above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      This Proxy Statement and Prospectus serves as a prospectus of Large Cap Growth Fund, a series of Large Cap Series Fund, under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of common stock of Large Cap Growth Fund pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

      Large Cap Series Fund and each Acquired Fund are incorporated as Maryland corporations. Shares of common stock of Large Cap Growth Fund and each Acquired Fund are referred to herein as “shares;” holders of shares are referred to herein as “stockholders;” Premier Growth Trust, Mid Cap Growth Trust and Large Cap Trust are sometimes referred to herein individually as a “Master Trust” and collectively as “Master Trusts;” the Directors of each Acquired Fund and Large Cap Series Fund and the Trustees of each Master Trust are referred to herein as “Board Members;” the Boards of Directors of each Acquired Fund and Large Cap Series Fund, and the Board of Trustees of each Master Trust are each referred to herein as a “Board” and collectively as the “Boards;” the Declaration of Trust of each Master Trust and the Articles of Incorporation of each Acquired Fund and Large Cap Series Fund, each as amended and supplemented as applicable, are each referred to herein as a “Charter;” and FAM, in its capacity as investment adviser to each Master Trust, is sometimes referred to herein as the “Investment Adviser.”

      Large Cap Growth Fund, Large Cap Series Fund and each Acquired Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

ITEM 1.  THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated herein by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

      The Boards of each Fund and each Master Trust unanimously approved each Acquisition at Meetings held on January 11, 2002.

      If stockholders approve an Acquisition involving your Acquired Fund, through a series of transactions your Acquired Fund will initially become a feeder fund of Large Cap Trust and then will combine with an existing feeder fund of Large Cap Trust.

      Following the applicable Acquisition, the Board of each Acquired Fund and its corresponding Master Trust shall take action to terminate the Acquired Fund and its corresponding Master Trust in accordance with their Charters.

What will Stockholders of each Acquired Fund Receive in an Acquisition?

      If the Agreement and Plan is approved and the Acquisition involving your Acquired Fund is consummated:

•	You will become a stockholder of Large Cap Growth Fund; and

•	You will receive shares of common stock of Large Cap Growth Fund of the same class and the same aggregate net asset value as the shares of the applicable Acquired Fund that you held immediately prior to the Acquisition.

      Each Acquisition has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of each Acquisition.” You should consult your tax advisor regarding the tax effects of an Acquisition in light of your individual circumstances.

What are the Reasons for each Acquisition?

      The Board of each Acquired Fund, including all of the Board Members who are not “interested persons” of such Acquired Fund as defined in the Investment Company Act of 1940, (the “Investment Company Act”), has determined that the Acquisition is in the best interests of that Acquired Fund and the stockholders of that Acquired Fund, and that the interests of such stockholders with respect to net asset value will not be diluted as a result of effecting the applicable Acquisition. However, a stockholder of an Acquired Fund will hold a lower percentage of ownership in the Combined Fund than such stockholder holds in the applicable Acquired Fund prior to the applicable Acquisition or the Reorganization.

      In reaching its conclusions, the Board of each Acquired Fund considered a number of factors, including the following:

•	After an Acquisition, it is expected that stockholders of the applicable Acquired Fund will remain invested in a diversified open-end fund with a substantially larger combined asset base;

•	After an Acquisition, stockholders of the applicable Acquired Fund are likely to benefit from reduced operating expenses per share as stockholders of the Combined Fund, and the stockholders of Mid Cap Growth Fund are likely to benefit further from a reduced investment advisory fee rate as stockholders of the Combined Fund;

•	After an Acquisition, it is expected that stockholders of the applicable Acquired Fund will experience improved economies of scale as stockholders of the Combined Fund;

•	After an Acquisition, it is expected that stockholders of the applicable Acquired Fund will benefit from greater flexibility in portfolio management as stockholders of the Combined Fund; and

•	After an Acquisition, stockholders of the applicable Acquired Fund can still redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

      See “Summary — Fee Tables” and “The Reorganization — Potential Benefits to Stockholders of each Fund as a Result of an Acquisition or the Reorganization.”

      If all of the requisite approvals are obtained with respect to an Acquisition, it is anticipated that the Acquisition will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of that Acquisition as set forth in the Agreement and Plan. Under the Agreement and Plan, an Acquisition may be abandoned at any time (whether before or after approval thereof by the stockholders of the applicable Acquired Fund) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of each Acquired Fund, each Master Trust and Large Cap Series Fund; (ii) by the Board of either Acquired Fund if any condition to the obligations of such Acquired Fund has not been fulfilled or waived by such Board; or (iii) by the Board of any Master Trust or Large Cap Series Fund if any condition to the obligations of any Master Trust or Large Cap Series Fund has not been fulfilled or waived by such Board. In addition, under the Agreement and Plan, the failure of either Acquired Fund’s stockholders to approve the Agreement and Plan will not affect the ability of the stockholders of the other Acquired Fund to proceed with its Acquisition. The consummation of either Acquisition is not contingent upon the consummation of the other Acquisition. The Board of each Acquired Fund, each Master Trust and Large Cap Series Fund may unanimously amend the Agreement and Plan to change the terms of an Acquisition at any time prior to the approval thereof by the stockholders of the applicable Acquired Fund.

Fee Tables

      The fee tables below provide information about the fees and expenses attributable to shares of each class of each Acquired Fund and Large Cap Growth Fund and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of Large Cap Growth Fund,

Mid Cap Growth Fund, Premier Growth Fund
and the Pro Forma Combined Fund as of October 31, 2001 (unaudited)

	Class A Shares				Class B Shares(b)

				Pro				Pro
	Actual			Forma	Actual			Forma

	Large	Mid			Large	Mid
	Cap	Cap	Premier		Cap	Cap	Premier
	Growth	Growth	Growth	Combined	Growth	Growth	Growth	Combined
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25% (c)	5.25% (c)	5.25% (c)	5.25% (c)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None (d)	None (d)	None (d)	None (d)	4.00% (c)	4.00% (c)	4.00% (c)	4.00% (c)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):
Management Fee(f)	0.50%	0.60%	0.50%	0.50%	0.50%	0.60%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(g)	None	None	None	None	1.00%	1.00%	1.00%	1.00%
Other Expenses (including administration and transfer agency fees)(h)	0.64%	2.52%	1.14%	0.64%	0.67%	2.52%	1.14%	0.67%

Total Annual Fund Operating Expenses	1.14%	3.12%	1.64%	1.14%	2.17%	4.12%	2.64%	2.17%

Contractual Fee Waiver and/or Expense Reimbursement(f)(i)	—	1.52%	—	—	—	1.52%	—	—

Net Annual Fund Operating Expenses(f)(i)	1.14%	1.60%	1.64%	1.14%	2.17%	2.60%	2.64%	2.17%

See footnotes on page 6

Fee Table for Class C and Class D Stockholders of Large Cap Growth Fund,

Mid Cap Growth Fund, Premier Growth Fund
and the Pro Forma Combined Fund as of October 31, 2001 (unaudited)

	Class C Shares				Class D Shares

				Pro				Pro
	Actual			Forma	Actual			Forma

	Large	Mid			Large	Mid
	Cap	Cap	Premier		Cap	Cap	Premier
	Growth	Growth	Growth	Combined	Growth	Growth	Growth	Combined
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None	5.25% (c)	5.25% (c)	5.25% (c)	5.25% (c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00% (c)	1.00% (c)	1.00% (c)	1.00% (c)	None (d)	None (d)	None (d)	None (d)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):
Management Fee(f)	0.50%	0.60%	0.50%	0.50%	0.50%	0.60%	0.50%	0.50%
Distribution and/or Service (12b-1)-Fees(g)	1.00%	1.00%	1.00%	1.00%	0.25%	0.25%	0.25%	0.25%
Other Expenses (including administration and transfer agency fees)(h)	0.67%	2.52%	1.14%	0.67%	0.63%	2.52%	1.14%	0.63%

Total Annual Fund Operating Expenses	2.17%	4.12%	2.64%	2.17%	1.38%	3.37%	1.89%	1.38%

Contractual Fee Waiver and/or Expense Reimbursement (f)(i)	—	1.52%	—	—	—	1.52%	—	—

Net Annual Fund Operating Expenses(f)(i)	2.17%	2.60%	2.64%	2.17%	1.38%	1.85%	1.89%	1.38%

(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b)	Class B shares automatically convert to Class D shares approximately eight years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.

(e)	The fees and expenses of the Funds include the expenses of the related Master Trust. The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.

(f)	FAM has entered into an agreement with Mid Cap Growth Fund and Mid Cap Growth Trust to waive management fees and/or reimburse expenses through August 31, 2002, so that the expenses do not exceed 1.60%, exclusive of distribution and/or account maintenance fees. As stated above, the arrangement has a one-year term and is renewable.

(g)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.

(h)	Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to each Fund. The Funds pay a fee for these services. FAM or its affiliates also provide certain accounting services to each of the Funds and each Fund reimburses FAM or its affiliates, as applicable, for such services. In addition, each Fund has entered into an administration agreement with FAM, serving as Administrator, pursuant to which FAM receives monthly compensation of 0.25% of the average daily net assets of the Fund.

(i)	Net Annual Fund Operating Expenses have been restated to reflect the contractual fee waiver and/or expense reimbursement agreement currently in effect among FAM, Mid Cap Growth Fund and Mid Cap Growth Trust.

EXAMPLES:

      These examples assume that a stockholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the stockholder pays the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate that the investor will receive a 5% annual rate of return. Although a stockholder’s actual costs may be higher or lower, based on these assumptions the costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years †	5 Years †	10 Years †

Class A
Mid Cap Growth Fund	$679	$1,302	$1,949	$3,674
Premier Growth Fund	$683	$1,015	$1,370	$2,367
Large Cap Growth Fund	$635	$868	$1,120	$1,838
Combined Fund*	$635	$868	$1,120	$1,838
Class B
Mid Cap Growth Fund	$663	$1,414	$2,181	$4,055	**
Premier Growth Fund	$667	$1,120	$1,600	$2,792	**
Large Cap Growth Fund	$620	$979	$1,364	$2,313	**
Combined Fund*	$620	$979	$1,364	$2,313	**
Class C
Mid Cap Growth Fund	$363	$1,114	$1,981	$4,214
Premier Growth Fund	$367	$820	$1,400	$2,973
Large Cap Growth Fund	$320	$679	$1,164	$2,503
Combined Fund*	$320	$679	$1,164	$2,503
Class D
Mid Cap Growth Fund	$703	$1,373	$2,064	$3,894
Premier Growth Fund	$707	$1,088	$1,493	$2,620
Large Cap Growth Fund	$658	$939	$1,241	$2,095
Combined Fund*	$658	$939	$1,241	$2,095

*	Assuming the Reorganization had taken place on October 31, 2001.

**	Assumes conversion to Class D shares approximately eight years after purchase.

†	These expenses do not reflect the fee waiver and/or expense reimbursement for Mid Cap Growth Fund and Mid Cap Growth Trust described in notes (f) and (i) to the Fee Table beyond the first year. As stated above, the arrangement has a one-year term and is renewable.

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years †	5 Years †	10 Years †

Class A
Mid Cap Growth Fund	$679	$1,302	$1,949	$3,674
Premier Growth Fund	$683	$1,015	$1,370	$2,367
Large Cap Growth Fund	$635	$868	$1,120	$1,838
Combined Fund*	$635	$868	$1,120	$1,838
Class B
Mid Cap Growth Fund	$263	$1,114	$1,981	$4,055	**
Premier Growth Fund	$267	$820	$1,400	$2,792	**
Large Cap Growth Fund	$220	$679	$1,164	$2,313	**
Combined Fund*	$220	$679	$1,164	$2,313	**
Class C
Mid Cap Growth Fund	$263	$1,114	$1,981	$4,214
Premier Growth Fund	$267	$820	$1,400	$2,973
Large Cap Growth Fund	$220	$679	$1,164	$2,503
Combined Fund*	$220	$679	$1,164	$2,503
Class D
Mid Cap Growth Fund	$703	$1,373	$2,064	$3,894
Premier Growth Fund	$707	$1,088	$1,493	$2,620
Large Cap Growth Fund	$658	$939	$1,241	$2,095
Combined Fund*	$658	$939	$1,241	$2,095

*	Assuming the Reorganization had taken place on October 31, 2001.

**	Assumes conversion to Class D shares approximately eight years after purchase.

†	These expenses do not reflect the fee waiver and/or expense reimbursement for Mid Cap Growth Fund and Mid Cap Growth Trust described in notes (f) and (i) to the Fee Table beyond the first year. As stated above, the arrangement has a one-year term and is renewable.

      The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of an Acquired Fund or Large Cap Growth Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential Benefits to Stockholders of each Fund as a Result of an Acquisition or the Reorganization” and “Comparison of the Funds — Management,” “— Purchase of Shares” and “— Redemption of Shares.”

Premier Growth Fund	Premier Growth Fund was incorporated under Maryland law on October 25, 1999. Premier Growth Fund is a diversified, open-end investment company.

As of December 31, 2001, Premier Growth Fund had net assets of approximately $84.7 million.

Premier Growth Fund is a feeder fund that invests all of its assets in Premier Growth Trust, which has the same investment objective as Premier Growth Fund.

Mid Cap Growth Fund	Mid Cap Growth Fund was incorporated under Maryland law on July 7, 2000. Mid Cap Growth Fund is a diversified, open-end investment company.

As of December 31, 2001, Mid Cap Growth Fund had net assets of approximately $14.6 million.

Mid Cap Growth Fund is a feeder fund that invests all of its assets in Mid Cap Growth Trust, which has the same investment objective as Mid Cap Growth Fund.

Large Cap Growth Fund	Large Cap Growth Fund is one of three series of Large Cap Series Fund, which was incorporated under Maryland law on October 20, 1999. Large Cap Series Fund is a diversified, open-end investment company.

As of December 31, 2001, Large Cap Growth Fund had net assets of approximately $166.8 million.

Large Cap Growth Fund is a feeder fund that invests all of its assets in Large Cap Growth Master Portfolio, one of three series of Large Cap Trust, which has the same investment objective as Large Cap Growth Fund.

Comparison of the Funds	Investment Objectives. The investment objectives of the Funds are substantially similar. Each Acquired Fund seeks long term capital appreciation and Large Cap Growth Fund seeks long term capital growth.

Investment Policies. Premier Growth Fund invests primarily in common stock of companies that the Investment Adviser believes have strong earnings growth and capital appreciation potential. While it can invest in companies of any size, Premier Growth Fund primarily invests in equity securities of companies having a medium or large stock market capitalization and normally the Investment Adviser will emphasize companies with large stock market capitalizations. Premier Growth Fund generally invests at least 65% of its total assets in equity securities. Premier Growth Fund may invest without limitation in securities of foreign companies in the form of American Depositary Receipts (“ADRs”) and may invest up to 10% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. Premier Growth Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity and may invest in excess of 35% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing.

Mid Cap Growth Fund invests primarily in equity securities of mid cap companies that the Investment Adviser believes have strong earnings growth and capital appreciation potential. Mid Cap Growth Fund defines mid cap companies as those companies whose capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. Mid Cap Growth Fund generally invests at least 65% of its total assets in equity securities of mid cap companies. Mid Cap Growth Fund may invest up to 10% of its total assets in securities of foreign companies in the form of ADRs and EDRs or other securities convertible into securities of foreign companies. Mid Cap Growth Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity and may invest in excess of 35% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing.

Large Cap Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States, although it may invest up to 10% of its assets in equity securities of companies located in countries other than the United States. Large Cap Growth Fund generally invests at least 80% of its net assets in common stocks of large capitalization companies selected from among those included in the Russell 1000® Index, with an emphasis on those companies believed to have above-average growth prospects. Large Cap Growth Fund seeks to outperform the Russell 1000® Growth Index, a subset of the Russell 1000® Index. Large Cap Growth Fund allocates its investments among industry sectors in a manner generally comparable to the sector weightings in that Index. Large Cap Growth Fund may invest up to 10% of its total assets in foreign securities, generally anticipated to be ADRs and may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities of any maturity.

Premier Growth Fund, Mid Cap Growth Fund and Large Cap Growth Fund each emphasize common stock but each also may invest in securities convertible into common stock, preferred stock,

rights and warrants to subscribe to common stock. Each Fund may use derivatives such as futures and options for hedging purposes and may also invest in illiquid securities, restricted securities, 144A securities, when issued securities, delayed delivery securities, forward commitments and repurchase agreements.

Portfolio Management. Premier Growth Fund, Mid Cap Growth Fund and Large Cap Growth Fund do not invest directly in portfolio securities and do not require investment advisory services because all portfolio management occurs at the level of the Master Trusts. FAM serves as the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for each Master Trust.

The portfolio manager for both Premier Growth Trust and Mid Cap Growth Trust is Michael S. Hahn. The portfolio manager for Large Cap Master Portfolio is Robert C. Doll, Jr. Mr. Doll will continue to act as portfolio manager for Large Cap Growth Master Portfolio after the Reorganization. Mr. Doll has served as portfolio manager of Large Cap Growth Master Portfolio since December 1999. Mr. Hahn has served as portfolio manager of Premier Growth Trust since November 2001 and of Mid Cap Growth Trust since September 2000.

Investment Advisory Fees. Pursuant to an Investment Advisory Agreement between FAM and Premier Growth Trust, Premier Growth Trust pays FAM a monthly fee at the annual rate of 0.50% of Premier Growth Trust’s average daily net assets. Pursuant to an Investment Advisory Agreement between FAM and Mid Cap Growth Trust, Mid Cap Growth Trust pays FAM a monthly fee at the annual rate of 0.60% of Mid Cap Growth Trust’s average daily net assets. FAM has entered into an agreement with Mid Cap Growth Fund and Mid Cap Growth Trust to waive management fees and/or reimburse expenses through August 31, 2002, so that the expenses do not exceed 1.60%, exclusive of distribution and/or account maintenance fees. After August 31, 2002, FAM is under no obligation to continue to waive fees or reimburse expenses to Mid Cap Growth Fund or Mid Cap Growth Trust. Pursuant to an Investment Advisory Agreement between FAM and Large Cap Trust, Large Cap Trust pays FAM a monthly fee at the annual rate of 0.50% of Large Cap Growth Master Portfolio’s average daily net assets. In addition, pursuant to separate administration agreements between FAM and each Fund, FAM receives monthly compensation at an annual rate of 0.25% of the average daily net assets of each respective Fund.

After the Reorganization, the advisory fee rate applicable to Large Cap Growth Master Portfolio would be lower than Mid Cap Growth Trust’s currently effective rate and equal to Premier Growth Trust’s currently effective rate. The administration fee rate applicable to the Combined Fund would be the same as the currently effective rate for the Funds.

See “Summary — Fee Tables” and “Comparison of the Funds — Management.”

Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by Large Cap Growth Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by each Acquired Fund with the exception that they represent ownership interests in a different investment portfolio. See “Comparison of the Funds — Purchase of Shares,” “— Redemption of Shares” and “Additional Information — Shareholder Services.”

Overall Annual Expense Ratio. The tables below show the total operating expense ratio for each class of shares for each Acquired Fund and Large Cap Growth Fund as of October 31, 2001 and, assuming the applicable Acquisition and the Reorganization had taken place on October 31, 2001, the estimated pro forma operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution and account maintenance fees with respect to all Funds).

Total Operating Expense Ratios

Fund	Class A	Class B	Class C	Class D

Premier Growth Fund	1.64%	2.64%	2.64%	1.89%
Mid Cap Growth Fund	1.60%**	2.60%**	2.60%**	1.85%**
Large Cap Growth Fund	1.14%	2.17%	2.17%	1.38%

Combined Fund Pro Forma Total Operating Expense Ratios*

	Class A	Class B	Class C	Class D

Assuming Only Premier Growth Fund Acquired	1.14%	2.17%	2.17%	1.38%
Assuming Only Mid Cap Growth Fund Acquired	1.14%	2.17%	2.17%	1.38%
Assuming Both Acquired Funds Acquired	1.14%	2.17%	2.17%	1.38%

*	Assumes the applicable Acquisition or the Reorganization had taken place on October 31, 2001.
**	FAM has entered into an agreement with Mid Cap Growth Fund and Mid Cap Growth Trust to waive management fees and/or reimburse expenses through August 31, 2002, so that the expenses do not exceed 1.60%, exclusive of distribution and/or account maintenance fees. These Total Operating Expense Ratios have been restated to reflect this agreement. Absent such contractual arrangements, the Total Operating Expense Ratios for Mid Cap Growth Fund would have been 3.12%, 4.12%, 4.12% and 3.37% for Class A, Class B, Class C and Class D respectively.

Purchase of Shares. Shares of Large Cap Growth Fund are offered continuously for sale to the public in the same manner as shares of each Acquired Fund. See “Comparison of the Funds — Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Large Cap Growth Fund are the same as the redemption procedures for shares of each Acquired Fund. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Large Cap Growth Fund distributed to Acquired Fund stockholders in an Acquisition, the holding period of Acquired Fund shares outstanding on the date the Acquisition takes place will be tacked onto the holding period of the shares of Large Cap Growth Fund distributed in such Acquisition. See “Comparison of the Funds — Redemption of Shares.”

Dividends. The policies of each Acquired Fund with respect to dividends and distributions are identical to those of Large Cap Growth Fund. See “Comparison of the Funds — Dividends.”

Net Asset Value. The Acquired Funds and Large Cap Growth Fund each determine net asset value of each class of shares once daily Monday through Friday as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Fund computes net asset value per share in the same manner. See “Comparison of the Funds — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Acquired Funds and the stockholders of Large Cap Growth Fund are substantially similar. See “Comparison of the Funds — Additional Information — Capital Stock.”

Other Significant Considerations. Shareholder services available to stockholders of each Acquired Fund, such as providing the annual and semi-annual reports, are substantially the same as those available to the stockholders of Large Cap Growth Fund. See “Comparison of the Funds — Additional Information — Shareholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. Such plans are identical. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan” and “Comparison of the Funds — Additional Information — Shareholder Services.”

Tax Considerations	The Funds will receive an opinion of counsel with respect to each Acquisition to the effect that, among other things, neither Large Cap Growth Fund nor any Acquired Fund will recognize any gain or loss on the transaction, and no stockholder of an Acquired Fund will recognize any gain or loss upon receipt of shares of Large Cap Growth Fund in an Acquisition. Consummation of an Acquisition is subject to the receipt of such opinion of counsel. The Reorganization will not affect the status of Large Cap Series Fund as a regulated investment company. See “The Reorganization — Tax Consequences of each Acquisition.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

      The principal difference in risk between Premier Growth Fund and Large Cap Growth Fund is that Premier Growth Fund seeks to invest in companies having either a medium or large stock market capitalization and thus may have more flexibility in portfolio composition than Large Cap Growth Fund, which emphasizes companies with large stock market capitalization. However, securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than securities of larger capitalization companies.

      The principal differences in risk between Mid Cap Growth Fund and Large Cap Growth Fund are that Mid Cap Growth Fund seeks to invest in mid cap companies while Large Cap Growth Fund emphasizes companies with large stock market capitalization. The difference in risk between Mid Cap Growth Fund and Large Cap Growth Fund is therefore similar to the differences between Premier Growth Fund and Large Cap Growth Fund described in the previous paragraph. Also, Mid Cap Growth Fund may purchase securities for short term trading profits and in initial public offerings (“IPOs”). The price of such securities can be very volatile due to the lack of a prior public market, the relatively small number of shares available for trading and limited investor information.

      Many of the investment risks associated with an investment in Premier Growth Fund or Mid Cap Growth Fund, however, are substantially similar to the principal investment risks associated with an investment in Large Cap Growth Fund. Such principal risks include market and selection risk, the risks associated with equity securities in general and growth securities in particular, as well as the risks associated with derivative instruments, securities lending, when issued securities, delayed delivery securities, forward commitments, foreign market risk and borrowing and leverage. The risk factors associated with an investment in Large Cap Growth Fund are set forth below and in the Large Cap Series Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund — Investment Risks.”

      Each Fund is subject to the following principal risks, unless otherwise noted:

Market Risk And Selection Risk — Market risk is the risk that the equity markets in which the Fund invests will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the stock markets, the Fund’s particular benchmark index, or other funds with similar investment objectives and investment strategies.

Growth Securities — Growth securities are securities issued by companies that the Investment Adviser believes have strong earnings growth and capital appreciation potential. These “growth securities” may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held on behalf of a Fund may never reach what the Investment Adviser believes their full value to be and may even go down in price.

Derivatives — Each Fund may use derivative instruments including futures, options and indexed securities. Premier Growth Fund and Mid Cap Growth Fund may also use inverse securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as Standard & Poor’s 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including currency risk, leverage risk, liquidity risk and credit risk.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments. For additional risk factors associated with derivatives, see “Investment Objectives and Policies — Additional Risk Factors related to Derivatives” and “— Risk Factors in Hedging Foreign Currency Risks.”

      Securities Lending — Each Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower to which a Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to such Fund.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may invest in when issued securities, delayed delivery securities and forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

      Borrowing and Leverage — Each Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that the Funds buy may create leverage including, for example, derivatives, when issued securities, forward commitments and options. The use of investments that create leverage subjects a Fund to the risk that relatively small market movements may result in large changes in the value of an investment and may result in losses that greatly exceed the amount invested.

      Foreign Market Risks — The Funds may invest in companies located in countries other than the United States. This may expose a Fund to risks associated with foreign investments.

•	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

•	Foreign holdings may be adversely affected by foreign government action

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

COMPARISON OF THE FUNDS

Financial Highlights

      Large Cap Growth Fund. The Financial Highlights table is intended to help you understand Large Cap Growth Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Large Cap Growth Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Large Cap Growth Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Large Cap Growth Fund’s financial statements, is included in Large Cap Growth Fund’s annual report to stockholders that accompanies this Proxy Statement and Prospectus.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A			Class B			Class C			Class D

			For the			For the			For the			For the
	For the		Period	For the		Period	For the		Period	For the		Period
	Year		December 22,	Year		December 22,	Year		December 22,	Year		December 22,
	Ended		1999† to	Ended		1999† to	Ended		1999† to	Ended		1999† to
Increase (Decrease)	October 31,		October 31,	October 31,		October 31,	October 31,		October 31,	October 31,		October 31,
in Net Asset Value:	2001		2000	2001		2000	2001		2000	2001		2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.35		$10.00	$11.26		$10.00	$11.25		$10.00	$11.32		$10.00

Investment loss—net	(.06	)###	(.02)	(.14	)###	(.01)	(.14	)###	(.01)	(.07	)###	(.01)
Realized and unrealized gain (loss) on investments from Large Cap Growth Master Portfolio—net	(3.78)		1.37	(3.75)		1.27	(3.75)		1.26	(3.78)		1.33

Total from investment operations	(3.84)		1.35	(3.89)		1.26	(3.89)		1.25	(3.85)		1.32

Less distributions in excess of realized gain on investments from the Large Cap Growth Master Portfolio — net	(.01)		—	—	##	—	—	##	—	—	##	—

Net asset value, end of period	$7.50		$11.35	$7.37		$11.26	$7.36		$11.25	$7.47		$11.32

Total Investment Return:**
Based on net asset value per share	(33.89%)		13.50%#	(34.54%)		12.60%#	(34.56%)		12.50%#	(33.98%)		13.20%#

Ratios to Average Net Assets:
Expenses, net of reimbursement††	1.14%		1.38%*	2.17%		2.56%*	2.17%		2.56%*	1.38%		1.74%*

Expenses††	1.14%		4.77%*	2.17%		4.14%*	2.17%		4.16%*	1.38%		3.94%*

Investment loss—net	(.65%)		(1.04%)*	(1.67%)		(1.82%)*	(1.68%)		(1.83%)*	(.90%)		(1.14%)*

Supplemental Data:
Net assets, end of period (in thousands)	$23,112		$18,859	$70,428		$47,370	$39,167		$23,736	$15,032		$7,540

Portfolio turnover of Large Cap Growth Master Portfolio	230.34%		94.75%	230.34%		94.75%	230.34%		94.75%	230.34%		94.75%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Large Cap Growth Master Portfolio’s allocated expenses.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.
###	Based on average shares outstanding.

      Premier Growth Fund. The Financial Highlights table is intended to help you understand Premier Growth Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Premier Growth Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Premier Growth Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Premier Growth Fund’s financial statements, is included in Premier Growth Fund’s annual report to stockholders which is available upon request.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A			Class B			Class C			Class D

		For the			For the			For the			For the
	For the	Period		For the	Period		For the	Period		For the	Period
	Year	March 3,		Year	March 3,		Year	March 3,		Year	March 3,
	Ended	2000† to		Ended	2000† to		Ended	2000† to		Ended	2000† to
	November 30,	November 30,		November 30,	November 30,		November 30,	November 30,		November 30,	November 30,
Increase (Decrease) in Net Asset Value:	2001	2000		2001	2000		2001	2000		2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$6.14	$10.00		$6.09	$10.00		$6.09	$10.00		$6.13	$10.00

Investment loss—net	(.04 )#	(.01)		(.09 )#	(.07)		(.09 )#	(.07)		(.05 )#	(.03)
Realized and unrealized loss on investments and foreign currency transactions from Premier Growth Trust—net	(3.04)	(3.85)		(2.99)	(3.84)		(3.00)	(3.84)		(3.03)	(3.84)

Total from investment operations	(3.08)	(3.86)		(3.08)	(3.91)		(3.09)	(3.91)		(3.08)	(3.87)

Net asset value, end of period	$3.06	$6.14		$3.01	$6.09		$3.00	$6.09		$3.05	$6.13

Total Investment Return:**
Based on net asset value per share	(50.16%)	(38.60	%)†††	(50.57%)	(39.10	%)†††	(50.74%)	(39.10	%)†††	(50.24%)	(38.70	%)†††

Ratios to Average Net Assets:
Expenses††	1.41%	1.17	%*	2.42%	2.18	%*	2.42%	2.19	%*	1.63%	1.41	%*

Investment loss—net	(.83%)	(.29	%)*	(1.83%)	(1.31	%)*	(1.83%)	(1.31	%)*	(1.04%)	(.54	%)*

Supplemental Data:
Net assets, end of period (in thousands)	$2,828	$4,431		$52,513	$110,319		$19,880	$44,779		$8,789	$21,140

Portfolio Turnover of Premier Growth Trust	114.78%	79.97%		114.78%	79.97%		114.78%	79.97%		114.78%	79.97%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of Premier Growth Trust’s allocated expenses.
†††	Aggregate total investment return.
#	Based on average shares outstanding.

      Mid Cap Growth Fund. The Financial Highlights table is intended to help you understand Mid Cap Growth Fund’s financial performance for the period shown. Certain information reflects financial results for a single Mid Cap Growth Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Mid Cap Growth Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Mid Cap Growth Fund’s financial statements, is included in Mid Cap Growth Fund’s annual report to stockholders which is available upon request.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A		Class B		Class C		Class D

	For the Period
Increase (Decrease) in Net Asset Value:	September 15, 2000† to August 31, 2001

Per Share Operating Performance:
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Investment loss — net	(.05)		(.10)		(.11)		(.06)
Realized and unrealized loss on investments from Mid Cap Growth Trust — net	(5.23)		(5.22)		(5.21)		(5.23)

Total from investment operations	(5.28)		(5.32)		(5.32)		(5.29)

Net asset value, end of period	$4.72		$4.68		$4.68		$4.71

Total Investment Return:**
Based on net asset value per share	(52.80	%)#	(53.20	%)#	(53.20	%)#	(52.90	%)#

Ratios to Average Net Assets:
Expenses, net of reimbursement††	1.59	%*	2.59	%*	2.59	%*	1.84	%*

Expenses††	3.12	%*	4.19	%*	4.10	%*	3.44	%*

Investment loss — net	(1.14	%)*	(2.23	%)*	(2.20	%)*	(1.43	%)*

Supplemental Data:
Net assets, end of period (in thousands)	$1,003		$7,850		$4,253		$1,069

Portfolio turnover of Mid Cap Growth Trust	243.73%		243.73%		243.73%		243.73%

*	Annualized.
**	Total investment returns exclude the effects of sales charges. The Fund’s Administrator waived all of its administrative fee and reimbursed a portion of the Fund’s expenses. Without such waiver and reimbursement, the Fund’s performance would have been lower.
†	Commencement of operations.
††	Includes the Fund’s share of Mid Cap Growth Trust’s allocated expenses.
#	Aggregate total investment return.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objectives of the Funds are substantially similar. Each Acquired Fund seeks long term capital appreciation, and Large Cap Growth Fund seeks long term capital growth. Premier Growth Fund invests primarily in common stocks of companies that the Investment Adviser believes have strong earnings growth and capital appreciation potential. Mid Cap Growth Fund invests primarily in equity securities of mid cap companies that the Investment Adviser believes have strong earnings growth and capital appreciation potential. Large Cap Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

      The Investment Adviser for each Acquired Fund begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. The Investment Adviser then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using their own fundamental research and a bottom-up approach to investing, each Acquired Fund’s management evaluates the quality of each company’s earnings and tries to determine whether the company can sustain or increase its current growth trend.

      Each Acquired Fund’s investment emphasis is placed on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, warrants and rights to subscribe for common stock. Premier Growth Fund generally will invest at least 65% of its total assets in equity securities. Premier Growth Fund may invest in companies of any size but emphasizes equity securities of companies having a medium stock market capitalization or a large stock market capitalization. Premier Growth Fund may invest in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization and U.S. Government securities, although it typically will not do so to a significant extent, and may hold assets in cash or cash equivalents and investment grade, short-term securities, including money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant or for temporary defensive purposes.

      Mid Cap Growth Fund generally will invest at least 65% of its total assets in equity securities of mid cap companies. Mid Cap Growth Fund considers mid cap companies to be those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index at the time of the Fund’s investment. After initial purchase, companies whose capitalization no longer meets the definition of mid cap will continue to be considered to have medium market capitalizations for purposes of this policy. Mid Cap Growth Fund may invest in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization and U.S. Government securities, although it typically will not do so to a significant extent.

      The Investment Adviser for Large Cap Growth Fund invests at least 80% of its net assets in common stocks of companies selected from among those included in the Russell 1000® Index, with an emphasis on those companies believed to have above-average growth prospects. Large Cap Growth Fund may invest up to 10% of its total assets in foreign securities, generally anticipated to be ADRs. Large Cap Growth Fund may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities of any maturity. In seeking to outperform its benchmark, the Russell 1000® Growth Index, Large Cap Growth Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the Standard & Poor’s 500 Index (“S&P 500”). Large Cap Growth Fund also anticipates that its individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.

      The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act.

      Growth Securities — Growth securities may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held by each Fund may never reach what the Investment Adviser believes their full value to be and may even go down in price.

      Mid Cap Securities — Premier Growth Fund and Mid Cap Growth Fund each invest in mid cap securities. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

      Foreign Securities — Each of Mid Cap Growth Fund and Large Cap Growth Fund may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. However, when purchasing ADRs, Premier Growth Fund is not subject to this restriction. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the applicable corresponding Master Trust and the unrealized appreciation or depreciation of investments insofar as the U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets denominated in that currency and the Fund’s yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self sufficiency and balance of payments position.

      Each Fund may invest in the securities of foreign issuers in the form of ADRs, EDRs or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. Premier Growth Fund and Mid Cap Growth Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

      European Economic and Monetary Union. A number of European countries entered into the European Economic and Monetary Union (“EMU”) in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999. Conversion of the existing national currencies of all initial EMU participants began on January 1, 2002 and should be completed no later than July 1, 2002. Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected if the transition to the euro, or EMU as a whole, does not continue to proceed as planned or if a participating country withdraws from EMU.

      Derivatives — Each Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. For a description of risks associated with investing in derivatives, see “Risk Factors and Special Considerations — Derivatives.”

      Hedging. Each Fund may use derivatives for hedging purposes. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce gains or cause losses if the market moves in a different manner than anticipated by the Fund investing in the derivative or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Funds are not required to use hedging and may choose not to do so.

      Each Fund, as noted, may use the following types of derivative instruments and trading strategies:

Indexed Securities and Inverse Floating Rate Securities. Each Fund may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities or based on the relative changes of two indices. Mid Cap Growth Fund may also invest in inverse floating rate securities, securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, Mid Cap Growth Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If Mid Cap Growth Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk, and currency risk. The Funds, as applicable, may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options on Securities and Securities Indices — Purchasing Put Options. Each Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices that are correlated with securities held in its portfolio. When a Fund purchases a put option in consideration for an up front payment (the “option premium”), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits a Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

Purchasing Call Options. Each Fund also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When a Fund purchases a call option in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect a Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk and also may involve liquidity and credit risk.

      Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

      Writing Put Options. Mid Cap Growth Fund also may write put options on securities or securities indices. When Mid Cap Growth Fund writes a put option, in return for an option premium, the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. Mid Cap Growth Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, Mid Cap Growth Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. Mid Cap Growth Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risk.

      Writing Call Options. Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. A Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

      Each Fund also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

      Other than with respect to closing transactions, each Fund will only write call or put options that are “covered.” A call or put option will be considered covered if the Fund writing the call or put option has segregated assets with respect to such option in the manner described in “Additional Risk Factors related to Derivatives” below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

      Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

      Futures. Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

      The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

      The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

      The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

      Foreign Exchange Transactions. Premier Growth Fund and Mid Cap Growth Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

      Forward Foreign Exchange Transactions. Premier Growth Fund and Mid Cap Growth Fund may engage in forward foreign exchange transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Premier Growth Fund and Mid Cap Growth Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a position held by its corresponding Master Trust. Such Funds may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. Such Funds may enter into a foreign exchange transaction for purposes of hedging a position held by their corresponding Master Trust by selling forward a currency in which a position held by the corresponding Master Trust is denominated or by purchasing a currency in which the Fund anticipates acquiring a position held by the corresponding Master Trust in the near future. The Funds may also hedge positions held by their corresponding Master Trust through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk and also involve credit and liquidity risk.

      Currency Futures. Premier Growth Fund and Mid Cap Growth Fund may hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, ex-

change-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

      Currency Options. Premier Growth Fund and Mid Cap Growth Fund may hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

      Limitations on Currency Hedging. Premier Growth Fund and Mid Cap Growth Fund will not speculate in Currency Instruments. Accordingly, the Funds will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Funds may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Funds will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

      Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the use of Currency Instruments by each Acquired Fund to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that a Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases in its total return, as the result of its hedging transactions. Furthermore, the Funds will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

      It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

      Additional Risk Factors related to Derivatives. Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

      Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, such Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange

Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

      Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for such Fund to ascertain a market value for such instruments. Such Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

      Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Funds will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

      Convertible Securities — Each Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”) or (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”).

      The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

      In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

      Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, Premier Growth Fund and Mid Cap Growth Fund are authorized to enter into foreign currency hedging transactions in which such Fund may seek to reduce the effect of such fluctuations.

      Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

      To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

      Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

      As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertible component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

      A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

      More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Adviser believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Investment Adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify a Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

      The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

      Warrants — Each Fund may invest in warrants. Warrants are securities that permit but do not require the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a stockholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Other Investment Policies and Practices

      Temporary Investments. Premier Growth Fund and Mid Cap Growth Fund each reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents and investment grade, short-term securities including money market securities (“Temporary Investments”). Under certain adverse investment conditions, Premier Growth Fund and Mid Cap Growth Fund each may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of such Fund normally will be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Large Cap Growth Fund may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when Large Cap Growth Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

      Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of such investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      Each Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act. Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

      144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Each Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by that Fund’s Board. Each Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. Each Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, each Board will carefully monitor the applicable Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis. Each Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. None of the Funds has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, such Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from any appreciation in the value of the security during the commitment period.

      Repurchase Agreements and Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements. Premier Growth Fund and Mid Cap Growth Fund may also invest in securities pursuant to purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of applicable Fund management, substantial capital relative to such Fund’s exposure, or (ii) have provided the applicable Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, each Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; Premier Growth and Mid Cap Growth Fund do not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, the Investment Adviser believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. No Funds may invest more than 15% of their net assets in repurchase agreements or purchase and sale contracts, as applicable, maturing in more than seven days together with all other illiquid investments.

      Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, each Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund typically receives the income on the loaned securities, but does not receive income on the collateral. Where a Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral. A Fund could also suffer a loss in the event of borrower default where the value of the collateral falls below the market value of the borrowed securities, or in the event of losses on investments made with cash collateral. Each Fund’s corresponding Master Trusts has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates, and to retain an affiliate of each corresponding Master Trust as lending agent.

      Investment in Other Investment Companies. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with its own. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Funds may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

      Standby Commitment Agreements. Mid Cap Growth Fund and Large Cap Growth Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Funds segregate liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

      Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of the Fund, the Investment Adviser, the Fund’s corresponding Master Trust, and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

      Premier Growth Fund, Mid Cap Growth Fund and Large Cap Growth Fund have substantially similar investment restrictions. See “Investment Restrictions” in the Large Cap Series Fund Statement.

Management

      Investment Advisory Arrangements. Each Fund invests all of its assets in shares of its corresponding master portfolio. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the respective Master Trust. Each Master Trust has entered into an Investment Advisory Agreement with FAM.

      Pursuant to the Investment Advisory Agreements relating to Large Cap Trust and Premier Growth Trust, FAM receives monthly compensation at the annual rate of 0.50% of the average daily net assets of Large Cap Trust and Premier Growth Trust, as applicable. Pursuant to an Investment Advisory Agreement entered into between Mid Cap Growth Trust and FAM, Mid Cap Growth Trust has agreed to pay FAM monthly compensation at the annual rate of 0.60% of the average daily net assets of Mid Cap Growth Trust. FAM has entered into an agreement with Mid Cap Growth Fund and Mid Cap Growth Trust to waive management fees and/or reimburse expenses through August 31, 2002, so that the expenses do not exceed 1.60% for any class of shares of Mid Cap Growth Fund, exclusive of distribution and/or account maintenance fees. FAM is under no obligation to continue to waive fees or reimburse expenses beyond August 31, 2002.

      FAM has also entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which FAM may pay MLAM U.K. a fee for providing investment advisory services to FAM with respect to each of Premier Growth Trust, Mid Cap Growth Trust, and Large Cap Growth Master Portfolio in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives pursuant to the respective Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

      Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by Large Cap Growth Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by each Acquired Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Fee Based Programs” in the Large Cap Series Fund Prospectus.

Redemption of Shares

      The procedure for redeeming shares of each of Premier Growth Fund and Mid Cap Growth Fund is the same as the procedure for redeeming shares of Large Cap Growth Fund. For purposes of computing any CDSC that may be payable upon disposition of shares of Large Cap Growth Fund acquired by Acquired Fund stockholders in an Acquisition, the holding period of each Acquired Fund’s shares outstanding on the date such Acquisition takes place will be tacked onto the holding period of the shares of Large Cap Growth Fund acquired in such Acquisition. See “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Fee Based Programs” in the Prospectus of Large Cap Growth Fund and “Your Account — Merrill Lynch Select PricingSM System” and “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in each Acquired Fund’s Prospectus.

Performance

      General. The following tables provide performance information for each class of shares of Large Cap Growth Fund and each Acquired Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance does not indicate future performance.

Large Cap Growth Fund

Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
	Charge*	Charge	Charge*	Charge	Charge*	Charge	Charge*	Charge
Period	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Year Ended October 31, 2001	-37.36	-33.89	-37.15	-34.54	-35.21	-34.56	-37.45	-33.98
Inception** through October 31, 2001	-16.77	-14.32	-16.99	-15.14	-15.20	-15.20	-16.96	-14.51

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The CDSC on Class B shares is 4.0% and is reduced to 0.0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

**	Class A, Class B, Class C and Class D shares of Large Cap Growth Fund commenced operations on December 22, 1999.

Premier Growth Fund

Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
	Charge*	Charge	Charge*	Charge	Charge*	Charge	Charge*	Charge
Period	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Year Ended October 31, 2001	-70.22	-68.57	-70.18	-68.94	-70.18	-68.94	-70.30	-68.65
Inception** through October 31, 2001	-56.04	-54.60	-56.19	-55.10	-55.92	-55.10	-56.14	-54.70

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0.0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

**	Class A, Class B, Class C and Class D shares of Premier Growth Fund commenced operations on March 3, 2000.

Mid Cap Growth Fund

Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
	Charge*	Charge	Charge*	Charge	Charge*	Charge	Charge*	Charge
Period	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Year Ended October 31, 2001	-58.91	-56.64	-58.83	-57.11	-57.59	-57.16	-59.01	-56.74
Inception** through October 31, 2001	-56.35	-54.21	-56.31	-54.70	-54.70	-54.70	-56.44	-54.31

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0.0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

**	Class A, Class B, Class C and Class D shares of Mid Cap Growth Fund commenced operations on September 15, 2000.

Code of Ethics

      The Board of each of the Funds has approved the same Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act, which covers each Fund, each Master Trust, FAM, MLAM U.K. and FAMD. The Code establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund or Master Trust.

Shareholder Rights

      Voting rights for Board Members are not cumulative. Shares of Large Cap Growth Fund to be issued to an Acquired Fund in an Acquisition and thereafter distributed to the stockholders of such Acquired Fund will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Large Cap Series Fund Prospectus. Each share of Large Cap Growth Fund is entitled to participate equally in dividends declared with respect to Large Cap Growth Fund and in the net assets of Large Cap Growth Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Rights attributable to each Acquired Fund are identical to those described above.

Dividends

      The current policy of each Acquired Fund with respect to dividends is substantially similar to the policy of Large Cap Growth Fund. It is the intention of each Fund to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

Automatic Dividend Reinvestment Plan

      Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder Services — Automatic Reinvestment of Dividends” in each Acquired Fund Statement.

      After an Acquisition, stockholders of the applicable Acquired Fund who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund; all other stockholders of the applicable Acquired Fund will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both an Acquired Fund and Large Cap Growth Fund, after the applicable Acquisition, the stockholder’s election with respect to the dividends of Large Cap Growth Fund will control unless the stockholder specifically elects a different option at that time.

Tax Information

      The tax consequences associated with an investment in shares of an Acquired Fund are identical to the tax consequences associated with an investment in shares of Large Cap Growth Fund. See “Your Account — Dividends and Taxes” in Large Cap Series Fund Prospectus.

Portfolio Transactions

      The procedures for engaging in portfolio transactions are generally the same for each Acquired Fund and Large Cap Growth Fund. For a discussion of these procedures, see “Portfolio Transactions and Brokerage Commissions” in the Large Cap Series Fund Statement.

Portfolio Turnover

      Generally, Premier Growth Trust and Large Cap Growth Master Portfolio will not purchase securities for short term trading profits. However, each Master Trust may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. Mid Cap Growth Trust may purchase securities for short term trading profits. As a result of its investment policies, Mid Cap Growth Trust may engage in a substantial number of portfolio transactions. While it is impossible to predict portfolio turnover rates, the turnover rate for Premier Growth Trust and Large Cap Growth Master Portfolio should not exceed 100% under normal conditions. The turnover rate for Mid Cap Growth Trust should not exceed 200% under normal conditions. None of the Master Trusts has any limit on its rate of portfolio turnover. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends representing short-term capital gains or accrued market discount. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions that are borne directly by the Master Trusts. The portfolio turnover rates for Premier Growth Trust for the period March 3, 2000 (commencement of operations) to November 30, 2000 and for the fiscal year ended November 30, 2001 were 79.97% and 114.78%, respectively. The portfolio turnover rate for Mid Cap Growth Trust for the period September 15, 2000 (commencement of operations) to August 31, 2001 was 243.73%. The high portfolio turnover rate for Mid Cap Growth Trust was in part in response to the unusual volatility of the markets during this period. The portfolio turnover rates for Large Cap Growth Master Portfolio for the period December 22, 1999

(commencement of operations) to October 31, 2000 and for the fiscal year ended October 31, 2001 were 94.75% and 230.34%, respectively. Large Cap Growth Master Portfolio’s increased portfolio turnover in 2001 was largely due to increased purchases and sales of portfolio securities as a result of positive net cash flow into the Master Trust and in response to the extraordinary volatility of the markets during the year.

Additional Information

      Net Asset Value. Each Fund determines net asset value of each class of their shares once daily as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. For a discussion of these procedures, see “Determination of New Asset Value” in the Large Cap Series Fund Statement.

      Shareholder Services. All of the Funds offer a number of stockholder services and investment plans designed to facilitate investment in shares of the Funds. For a description of these services, see “Shareholder Services” in the Large Cap Series Fund Statement.

      Custodian. The Bank of New York acts as custodian of each Acquired Fund. The principal business address of The Bank of New York in such capacity is 100 Church Street, New York, New York 10007. Brown Brothers Harriman & Co. acts as custodian of Large Cap Growth Fund. The principal address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109. It is presently anticipated that Brown Brothers Harriman & Co. will serve as the custodian of the Combined Fund.

      Accounting Services. Each Fund and its corresponding Master Trust has entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund and its corresponding Master Trust. Each Fund and its corresponding Master Trust pay a fee for these services. Prior to January 1, 2001, FAM provided accounting services to each Fund and its corresponding Master Trust and was reimbursed by each Fund and its corresponding Master Trust at its cost in connection with such services. FAM continues to provide certain accounting services to each Fund and its corresponding Master Trust and each Fund and its corresponding Master Trust reimburse FAM for these services.

      The tables below show the amounts paid by each Fund and each Master Trust to State Street and to FAM for accounting services for the periods indicated.

	Large Cap Growth Fund		Large Cap Trust

	Paid to	Paid to	Paid to	Paid to
Period	State Street	FAM	State Street*	FAM

Fiscal year ended October 31, 2001	$0**	$566	$128,976**	$29,674
For the Period December 22, 1999† to October 31, 2000	N/A	$2,120	N/A	$38,579

*	For providing services to Large Cap Growth Fund and the Large Cap Trust.

**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

†	Commencement of operations for Large Cap Growth Fund and Large Cap Trust.

	Premier Growth Fund		Premier Growth Trust

	Paid to	Paid to	Paid to	Paid to
Period	State Street	FAM	State Street*	FAM

Fiscal year ended November 30, 2001.	$0**	$354	$96,796**	$14,048
For the period March 3, 2000† to November 30, 2000	N/A	$1,908	N/A	$84,990

*	For providing services to Premier Growth Fund and the Premier Growth Trust.

**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

†	Commencement of operations for Premier Growth Fund and Premier Growth Trust.

	Mid Cap Growth Fund		Mid Cap Growth Trust

	Paid to		Paid to
	State	Paid to	State	Paid to
Period	Street	FAM	Street*	FAM

For the period September 15, 2000† to August 31, 2001.	$0**	$990	$64,176**	$21,479

*	For providing services to Mid Cap Growth Fund and Mid Cap Growth Trust.

**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

†	Commencement of operations for Mid Cap Growth Fund and Mid Cap Growth Trust.

      Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. The following table sets forth the transfer agent fees paid by each Fund for the given periods:

	Transfer Agency Fees*

	For the Period
	December 22, 1999**	Fiscal Year Ended
Fund	through October 31, 2000	October 31, 2001

Large Cap Growth Fund	$1,241	$179,047

	For the Period
	March 3, 2000**	Fiscal Year Ended
	through November 30, 2000	November 30, 2001

Premier Growth Fund	$181,142	$297,610

For the Period
September 15, 2000**
through August 31, 2001

Mid Cap Growth Fund	$21,915

*	For a portion of the periods shown, each Fund paid fees to the Transfer Agent at a rate lower than the rates currently paid. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class D stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of services required.

**	Commencement of operations.

      Shares of Capital Stock. Large Cap Series Fund has authorized capital of 3,000,000,000 shares of common stock, par value $.10 per share, of which Large Cap Growth Fund has authorized capital of 500,000,000 shares divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each of Class A, Class C and Class D of Large Cap Growth Fund has authorized capital of 100,000,000 shares. Class B of Large Cap Growth Fund has authorized capital of 200,000,000 shares. Premier Growth Fund has authorized capital of 400,000,000 shares of common stock, par value $.10 per share divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each of Class A, Class B, Class C and Class D of Premier Growth Fund has authorized capital of 100,000,000 shares. Mid Cap Growth Fund has authorized capital of 400,000,000 shares of common stock, par value $.10 per share divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each of Class A, Class B, Class C and Class D of Mid Cap Growth Fund has authorized capital of 100,000,000 shares. Each outstanding share of Large Cap Growth Fund, Premier Growth Fund and Mid Cap Growth Fund is fully paid and non-assessable and has full voting rights. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of each of Large Cap Growth Fund, Premier Growth Fund and Mid Cap Growth Fund are identical in all respects.

      Shareholder Inquiries. Shareholder inquiries with respect to each Acquired Fund and Large Cap Growth Fund may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

      Under the Agreement and Plan among the Acquired Funds, Large Cap Series Fund, on behalf of Large Cap Growth Fund, and the Master Trusts (attached hereto as Exhibit I), the Reorganization will comprise the following:

(a) (i) the acquisition by Premier Growth Fund of all the assets and the assumption by Premier Growth Fund of all of the liabilities of Premier Growth Trust in return for all of the beneficial interests in Premier Growth Trust owned by Premier Growth Fund, (ii) the acquisition by Large Cap Growth Master Portfolio, a series of Large Cap Trust, of substantially all of the assets and the assumption by Large Cap Growth Master Portfolio of substantially all of the liabilities, of Premier Growth Fund in exchange solely for an equal aggregate value of beneficial interests in Large Cap Growth Master Portfolio, (iii) the acquisition by Large Cap Growth Fund, a series of Large Cap Series Fund, of all of the assets of Premier Growth Fund and the assumption by Large Cap Growth Fund of all the liabilities of Premier Growth Fund (consisting of beneficial interests of Large Cap Growth Master Portfolio) in exchange solely for an equal aggregate value of newly issued shares of Large Cap Growth Fund, and; (iv) the subsequent distribution of shares of Large Cap Growth Fund to the stockholders of Premier Growth Fund in return for their shares of common stock of Premier Growth Fund in liquidation of Premier Growth Fund; and

(b) (i) the acquisition by Mid Cap Growth Fund of all of the assets and the assumption by Mid Cap Growth Fund of all of the liabilities of Mid Cap Growth Trust in return for all of the beneficial interests in Mid Cap Growth Trust owned by Mid Cap Growth Fund, (ii) the acquisition by Large Cap Growth Master Portfolio of substantially all of the assets and the assumption by Large Cap Growth Master Portfolio of substantially all of the liabilities of Mid Cap Growth Fund in exchange solely for an equal aggregate value of beneficial interests in Large Cap Growth Master Portfolio, (iii) the acquisition by Large Cap Growth Fund of all of the assets of Mid Cap Growth Fund and the assumption by Large Cap Growth Fund of all the liabilities of Mid Cap Growth Fund (consisting of beneficial interests of Large Cap Growth Master Portfolio) in exchange solely for an equal aggregate value of newly issued shares of Large Cap Growth Fund, and; (iv) the subsequent distribution of shares of Large Cap Growth Fund to the stockholders of Mid Cap Growth Fund in return for their shares of common stock of Mid Cap Growth Fund in liquidation of Mid Cap Growth Fund.

      Generally, the assets transferred by each Acquired Fund to Large Cap Growth Master Portfolio, will equal all investments of such Acquired Fund held in its corresponding master portfolio as of the Valuation Time (as defined below) and all other assets of such Acquired Fund as of such time.

      Each Acquired Fund will distribute shares of Large Cap Growth Fund received by it pro rata to its stockholders in return for such stockholders’ proportionate interest in such Acquired Fund. The shares of Large Cap Growth Fund received by the stockholders of an Acquired Fund will be of the same class and have the same aggregate net asset value as each such stockholder’s interest in the respective Acquired Fund as of the Valuation Time. (See “Terms of the Agreement and Plan of Reorganization — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) Such distribution of the shares of Large Cap Growth Fund will be accomplished by opening new accounts on the books of Large Cap Series Fund in the names of the stockholders of each Acquired Fund, including stockholders holding shares of an Acquired Fund in certificate form, and transferring to those stockholders’ accounts the shares of common stock of Large Cap Growth Fund representing such stockholders’ interest previously credited to the account of the respective Acquired Fund. Stockholders holding shares of an Acquired Fund in certificate form may receive certificates representing the shares of Large Cap Growth Fund credited to their account in respect of such shares of an Acquired Fund by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

      Since the shares of Large Cap Growth Fund will be issued at net asset value, and the shares of each Acquired Fund will be valued at net asset value, the holders of shares of each Acquired Fund will not be diluted as a result of any Acquisition. However, as a result of the Reorganization, a stockholder of each Acquired Fund or Large Cap Growth Fund will hold a lower percentage of ownership in the Combined Fund than he or she held in the applicable Acquired Fund or Large Cap Growth Fund immediately prior to the applicable Acquisition.

      Under the Agreement and Plan, the failure of the stockholders of an Acquired Fund to approve the Agreement and Plan as described herein will not affect the ability of the other Acquired Fund to proceed with its Acquisition.

Procedure

      On January 11, 2002, the Boards of each Acquired Fund, Large Cap Growth Fund, and each Master Trust, including all of the Board Members who are not “interested persons” of such applicable Fund or Trust, as defined by the Investment Company Act, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of each Acquired Fund for approval.

      If the stockholders of an Acquired Fund approve the Agreement and Plan at the applicable Meeting, all required regulatory approvals are obtained as may be necessary and certain conditions are either met or waived, it is presently anticipated that the applicable Acquisition will take place as soon as practicable after such approval.

      The Board of each of Premier Growth Fund and Mid Cap Growth Fund recommends that the stockholders of Premier Growth Fund and Mid Cap Growth Fund, respectively, approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

      The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

      Valuation of Assets and Liabilities. Full shares of common stock of Large Cap Growth Fund, and to the extent necessary, fractional shares of common stock of Large Cap Growth Fund, of an aggregate net asset value equal to the value of the assets of each Acquired Fund acquired, determined as hereinafter provided, shall be issued by Large Cap Series Fund, on behalf of Large Cap Growth Fund, in return for such assets of each Acquired Fund. The net asset value of each Acquired Fund and Large Cap Growth Fund shall be determined in accordance with the procedures described in the prospectus of Large Cap Growth Fund in effect as of the Valuation Time. Such valuation and determination shall be made by Large Cap Series Fund and Large Cap Trust in cooperation with each Acquired Fund. Large Cap Series Fund shall issue its Class A, Class B, Class C and Class D shares of Large Cap Growth Fund to each Acquired Fund in certificates or share deposit receipts (one in respect of each class) registered in the name of such Acquired Fund. Each Acquired Fund shall distribute Corresponding Shares of Large Cap Growth Fund to its stockholders by redelivering such certificates to Financial Data Services, Inc.

      Distribution of Shares of Large Cap Growth Fund. On the next full business day following the Valuation Time (the “Closing Date”), Large Cap Series Fund, on behalf of Large Cap Growth Fund, will issue to each Acquired Fund a number of shares of Large Cap Growth Fund with an aggregate net asset value equal to the value of the assets of such Acquired Fund acquired by Large Cap Growth Fund. As soon as practicable after the Closing Date, each Acquired Fund will distribute the shares of Large Cap Growth Fund received by it pro rata to its stockholders in proportion to such stockholders’ interest in that Acquired Fund. The shares of Large Cap Growth Fund received by the stockholders of each Acquired Fund will be of the same class and have the same aggregate net asset value as the shares of that Acquired Fund held by such stockholder as of the Valuation Time.

      Expenses. The expenses of the Reorganization that are directly attributable to each Acquired Fund and its related corresponding Master Trust will be deducted from the assets of that Fund as of the Valuation Time. With respect to each Acquired Fund, these expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of the Acquired Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the printing of the Prospectus and Proxy Statement contained in the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to Large Cap Growth Fund and Large Cap Trust will be borne by FAM. These expenses include expenses incurred in printing sufficient copies of Large Cap Growth Fund’s Prospectus, and most recent Annual and Semi-Annual Reports to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by each Acquired Fund and FAM, which has agreed to bear the expenses of the Reorganization attributable to Large Cap Growth Fund and Large Cap Trust. The expenses of the applicable Acquisition attributable to each of Premier Growth Fund and Mid Cap Growth Fund are currently estimated to be approximately $235,900 and $99,200, respectively. The expenses of the Reorganization attributable to Large Cap Growth Fund, which will be borne by FAM, are currently estimated to be approximately $110,700.

      Required Approvals. Consummation of an Acquisition requires, among other things, the affirmative vote of the stockholders of the applicable Acquired Fund, voting together as a single class, representing a majority of the outstanding shares entitled to be voted thereon. Under the Agreement and Plan, the failure of an Acquired Fund’s stockholders to approve the Agreement and Plan will not affect the ability of the other Acquired Fund to proceed with its Acquisition. The Boards may unanimously vote to amend the Agreement and Plan to change the terms of an Acquisition at any time prior to the approval thereof by the stockholders of the applicable Acquired Fund. The Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction.

      Termination of the Acquired Funds. After an Acquisition, the Boards of such Acquired Fund and its corresponding Master Trust shall take such action as is necessary to terminate registration under the Investment Company Act, and to terminate the Acquired Fund’s incorporation under Maryland law and the corresponding Master Trust’s organization under Delaware law.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Acquired Fund, each Master Trust and Large Cap Series Fund, on behalf of Large Cap Growth Fund, pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of each Acquisition by stockholders of the applicable Acquired Fund as described herein, receipt of an opinion of counsel as to tax matters and confirmation of the continuing accuracy of various representations and warranties of each Acquired Fund, each Master Trust and Large Cap Series Fund, on behalf of Large Cap Growth Fund, by the respective parties.

      Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and each Acquisition abandoned at any time, whether before or after adoption thereof by the stockholders of the applicable Acquired Fund, prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Board of each Acquired Fund, each Master Trust and Large Cap Series Fund, on behalf of Large Cap Growth Fund or (ii) by the Board of each Acquired Fund, each Master Trust and Large Cap Series Fund if any condition of the obligations of such party has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of each Fund as a Result of an Acquisition or the Reorganization

      FAM and the Boards of each Acquired Fund have determined that the stockholders of each Fund are likely to benefit from the Reorganization. First, following the applicable Acquisition, stockholders of each Acquired Fund will remain invested in a diversified open-end fund that seeks to invest in the common stock of companies that FAM believes have strong earnings growth and capital growth potential. In addition, stockholders of each Fund are likely to experience certain additional benefits as a result of the Reorganization, including a lower advisory fee rate for Mid Cap Growth Fund stockholders, lower expenses per share for each Acquired Fund, economies of scale and greater flexibility in portfolio management. See “Comparison of the Funds — Redemption of Shares” and “— Additional Information — Shareholder Services.”

      Specifically, FAM believes that the Reorganization will benefit the stockholders of the Acquired Funds because certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a substantially larger asset base, thereby lowering the expense ratio borne by stockholders of each Acquired Fund and, in the case of Mid Cap Growth Fund, a reduced investment advisory fee rate. FAM also believes that the Reorganization will not adversely affect the stockholders of Large Cap Growth Fund because FAM has agreed to bear the expenses of the Reorganization attributable to Large Cap Growth Fund. Following the Reorganization, (i) Large Cap Growth Fund stockholders will remain invested in a diversified, open-end fund with no changes to its current investment objectives and investment advisory arrangements and (ii) each Acquired Fund’s stockholders will become invested in a diversified, open-end fund that has a substantially similar investment objective. Due to the larger net assets of the Combined Fund, each Acquired Fund also may experience greater flexibility in portfolio management and certain economies of scale.

      To illustrate the potential economies of scale for each Acquired Fund, the table below sets forth the total operating expense ratio of each Fund and the Combined Fund as of October 31, 2001 (unaudited except for Large Cap Growth Fund), excluding any class specific distribution and account maintenance fees:

	Net Assets as of	Total Operating
Fund	October 31, 2001	Expense Ratio

Premier Growth Fund	$74,437,216	1.64%
Large Cap Growth Fund	$147,739,384	1.14%
Combined Fund (with Premier Growth Fund only)	$221,176,600	1.14%

		Total Operating	Total Operating
	Net Assets as of	Expense Ratio	Expense Ratio
Fund	October 31, 2001	(excluding fee waivers)*	(including fee waivers)*

Mid Cap Growth Fund	$12,121,554	3.12%	1.60%
Large Cap Growth Fund	$147,739,384	1.14%	1.14%
Combined Fund (with Mid Cap Growth Fund only)	$159,860,938	1.14%	1.14%

*	FAM has entered into an agreement with Mid Cap Growth Fund and Mid Cap Growth Trust to waive management fees and/or reimburse expenses through August 31, 2002, so that the expenses do not exceed 1.60%, exclusive of distribution and/or account maintenance fees.

      The following tables set forth the net assets of each Acquired Fund as of the dates indicated:

	Net Assets as of	Net Assets as of
Fund	November 30, 2001	November 30, 2000

Premier Growth Fund	$84,009,654	$180,668,650

	Net Assets as of
	October 31, 2001	Net Assets as of
Fund	(unaudited)	August 31, 2001

Mid Cap Growth Fund	$12,121,554	$14,175,259

      The preceding table illustrates that the net assets of each of the Acquired Funds has decreased over the periods indicated. FAM anticipates that if the decrease in net assets continues, each Acquired Fund might experience higher operating expense ratios. Conversely, FAM anticipates that the Acquired Funds and Large Cap Growth Fund as a combined entity might experience certain economies of scale, which might in turn result in a substantially lower total operating expense ratio for stockholders of each Acquired Fund. Absent an Acquisition, the applicable Acquired Fund might experience the opposite result, that is, a higher total operating expense ratio due to a continuing reduction in an already relatively small asset base. Although no assurance can be given that the foregoing would in fact occur, FAM believes that the economies of scale that may be realized as a result of each Acquisition and the Reorganization would be beneficial to stockholders of each Acquired Fund.

      Based on the foregoing, the Board of each Acquired Fund and the Board of Large Cap Series Fund, on behalf of Large Cap Growth Fund, concluded that neither Acquisition presents significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits described above. In approving an Acquisition, the Board of each Acquired Fund and the Board of Large Cap Series Fund, on behalf of Large Cap Growth Fund, determined that the interests of existing stockholders of each Acquired Fund and the existing stockholders of Large Cap Growth Fund, respectively, with respect to net asset value would not be diluted as a result of the applicable Acquisition.

Tax Consequences of each Acquisition

      Summary. Each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, will receive an opinion of counsel with respect to each Acquisition to the effect that, among other things, neither the Acquired Funds nor Large Cap Growth Fund will recognize any gain or loss on the transaction, and no stockholder of an Acquired Fund will recognize any gain or loss upon receipt of shares of Large Cap Growth Fund in an Acquisition.

      General. Each Acquisition has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”). Large Cap Series Fund, on behalf of Large Cap Growth Fund, and each Acquired Fund has elected and qualified since inception for the special tax treatment afforded RICs under the Code, and Large Cap Series Fund intends to continue to so qualify Large Cap Growth Fund regardless of the successful consummation of either Acquisition. The Funds will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of an Acquired Fund to Large Cap Trust in exchange for beneficial interests in Large Cap Growth Master Portfolio, the simultaneous transfer of all of the assets of that Acquired Fund (consisting of beneficial interests of Large Cap Trust) to Large Cap Growth Fund in exchange for shares of common stock of Large Cap Growth Fund, and the simultaneous distribution of shares of common stock of Large Cap Growth Fund to the stockholders of that Acquired Fund in exchange for such stockholders’ shares in that Acquired Fund as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Fund as a result of the asset transfer solely in exchange for common stock of Large Cap Growth Fund or on the distribution of the shares of common stock of Large Cap Growth Fund to its stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Large Cap Growth Fund on the receipt of assets of an Acquired Fund (consisting of beneficial interests of Large Cap Trust) in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of an Acquired Fund on the receipt of shares of Large Cap Growth Fund in exchange for their shares in such Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of assets of an Acquired Fund (consisting of beneficial interests of Large Cap Trust) in the hands of Large Cap Growth Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Large Cap Growth Fund received by the stockholders of an Acquired Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of such Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Large Cap Growth Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of an Acquired Fund exchanged therefor, provided, that such Acquired Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Large Cap Growth Fund’s holding period with respect to the assets of an Acquired Fund transferred (consisting of beneficial interests of Large Cap Trust) will include the Acquired Fund’s holding period for such assets; and (ix) the taxable year of an Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Large Cap Growth Fund will succeed to and take into account certain tax attributes of an Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

      Under Section 381(a) of the Code, Large Cap Growth Fund will succeed to and take into account certain tax attributes of each Acquired Fund including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Large Cap Growth Fund. As of October 31, 2001, each Acquired Fund had net realized unrealized capital losses. As a result of the Reorganization stockholders of each Acquired Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of the Acquired Funds to offset future net realized capital gains, if any, of the Combined Fund.

      Stockholders should consult their tax advisers regarding the effect of an Acquisition in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of an Acquisition.

      Status as a Regulated Investment Company. Each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, has elected and qualified since inception to be taxed as a RIC under Sections 851-855 of the Code, and, after each Acquisition, Large Cap Series Fund intends to continue to operate Large Cap Growth Fund so as to qualify it as a RIC. Following the liquidation of an Acquired Fund that participates in the applicable Acquisition and the distribution of shares of Large Cap Growth Fund to its stockholders, the Board of such Acquired Fund, and the Board of such Acquired Fund’s corresponding Master Trust, shall take action to dissolve such Acquired Fund and corresponding Master Trust in accordance with the laws of the State of Maryland and Delaware, as applicable.

Appraisal Rights

      Stockholders of the Acquired Funds are not entitled to appraisal rights in connection with the Acquisitions.

Capitalization

      The following tables set forth as of October 31, 2001: (i) the capitalization of each Acquired Fund, (ii) the capitalization of Large Cap Growth Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of each Acquired Fund and Large Cap Growth Fund and Pro Forma Capitalization of the Combined Fund as of October 31, 2001 (unaudited)

		Shares	Net Asset
Fund and Class	Total Net Assets	Outstanding	Value Per Share

Premier Growth Fund
Class A	$2,448,186	910,296	$2.69
Class B	$46,210,666	17,482,401	$2.64
Class C	$17,790,829	6,731,824	$2.64
Class D	$7,987,535	2,982,963	$2.68
Mid Cap Growth Fund
Class A	$917,845	221,204	$4.15
Class B	$6,671,319	1,626,741	$4.10
Class C	$3,542,258	863,281	$4.10
Class D	$990,132	239,219	$4.14
Large Cap Growth Fund
Class A	$23,111,727	3,079,688	$7.50
Class B	$70,428,602	9,558,548	$7.37
Class C	$39,166,994	5,321,052	$7.36
Class D	$15,032,061	2,013,312	$7.47
Combined Fund*
Class A	$26,462,488	3,526,178	$7.50
Class B	$123,109,543	16,708,419	$7.37
Class C	$60,414,711	8,207,643	$7.36
Class D	$23,976,312	3,211,248	$7.47

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Large Cap Growth Fund as of October 31, 2001 and the aggregate value of the net assets of each Acquired Fund that would have been transferred to Large Cap Growth Fund had both Acquisitions been consummated on October 31, 2001. The data takes into account estimated Reorganization expenses of $335,100, of which $99,200 is attributable to Mid Cap Growth Fund and $235,900 is attributable to Premier Growth Fund. The estimated Reorganization expenses of $110,700 attributable to Large Cap Growth Fund will be borne by FAM. The data does not take into account the actual number of shares that would have been issued to each Acquired Fund. No assurance can be given as to how many shares of Large Cap Growth Fund the stockholders of an Acquired Fund will receive on the date Large Cap Series Fund, on behalf of Large Cap Growth Fund, acquires the assets of that Acquired Fund and assumes the liabilities of that Acquired Fund. The foregoing should not be relied upon to reflect the number of shares of Large Cap Growth Fund that actually will be received by the stockholder of that Acquired Fund on or after such date.

ITEM 2:  ELECTION OF BOARD MEMBERS

      At the Meetings, the Board Member nominees of each Acquired Fund will be elected to serve until each Acquired Fund is liquidated or, alternatively, until their successors have been duly elected and qualified or until their earlier resignation or removal. If the stockholders of an Acquired Fund do not approve the Agreement and Plan as described above, then the Board Members of such Acquired Fund elected at the Meetings will continue to serve as Directors of such Acquired Fund until their successors have been duly elected and qualified or until their earlier resignation or removal. If the stockholders of an Acquired Fund approve the Agreement and Plan, then the Board Members of Large Cap Series Fund will be responsible for the overall supervision of the operations of the Combined Fund upon consummation of the Acquisition.

      It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Board Member nominees: James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth below. Additional information relating to the Board Member nominees is set forth in Exhibit II to this Proxy Statement and Prospectus.

      The Board Members of the Acquired Funds know of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board Members of the Acquired Fund, may recommend.

      Committee and Board Meetings. The Board of each Acquired Fund has a standing Audit and Nominating Committee (each, a “Committee”), which consists of Board Members who are not “interested persons” of such Acquired Fund within the meaning of the Investment Company Act. The principal responsibilities of each Committee are to: (i) recommend to the Board Members the selection, retention or termination of each Acquired Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to each Acquired Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Acquired Fund’s independent auditors and recommend that the Board Members take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Acquired Fund’s accounting and financial reporting policies and practices and internal controls. The Board Members of each Acquired Fund have adopted a written charter for each Committee. Each Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by stockholders of the Acquired Funds. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

      During the Fund’s most recently completed fiscal year, Premier Growth Fund held                               Board meetings and                               Committee meetings and Mid Cap Growth Fund held                               Board meetings and                               Committee meetings. Each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of such Acquired Fund held during the fiscal year and, if a member, attended at least 75% of the total number of meetings of the Committee held during the period for which he or she served.

      Interested Persons. Each Acquired Fund considers Mr. Glenn to be an “interested person” of such Acquired Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of each Acquired Fund.

      Compensation of Board Members. FAM pays all compensation to all officers of each Acquired Fund and all Board Members of each Acquired Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML &

Co.”) or its subsidiaries. Each Acquired Fund pays fees to each Board Member who is not affiliated with FAM or its affiliate, MLIM (each, a “non-affiliated Board Member”) for service to that Acquired Fund. Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliates MLIM (“MLIM/ FAM-advised funds”). The portion of the annual retainer allocated to each MLIM/ FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and a fee per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/ FAM-advised funds for which that Board Member serves and are allocated equally among those funds. Each Acquired Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings.

      The following table shows the compensation earned by the non-affiliated Board Members from each Acquired Fund, Large Cap Series Fund and the related Master Trusts for each Acquired Fund’s most recently completed fiscal year, and the aggregate compensation paid to the Board Member nominees from all MLIM/ FAM-advised funds, for the calendar year ended December 31, 2001.

							Aggregate
					Pension or		Compensation
		Compensation	Compensation	Compensation	Retirement		from the
	Position with	From Large	from Premier	from Mid Cap	Benefits	Estimated	Acquired Funds
	the Acquired	Cap Series	Growth	Growth	Accrued as	Annual	and Other
	Funds/Master	Fund/Master	Fund/Master	Fund/Master	Part of	Benefits upon	MLIM/FAM-
Name	Trusts	Trust***	Trust***	Trust***	Trust Expense	Retirement	Advised Funds

James H. Bodurtha	Board Member	$11,032	$2,533	$1,512	None	None	$160,000
Joe Grills*	Nominee	N/A	N/A	N/A	N/A	N/A	$259,000
Herbert I. London	Board Member	$11,032	$2,533	$1,512	None	None	$160,000
Joseph L. May**	Board Member	$11,032	$2,533	$1,512	None	None	$160,000
André F. Perold	Board Member	$11,032	$2,533	$1,512	None	None	$160,000
Roberta Cooper Ramo	Board Member	$12,259	$2,943	$2,336	None	None	$160,000
Robert S. Salomon, Jr.*	Nominee	N/A	N/A	N/A	N/A	N/A	$222,000
Melvin R. Seiden*	Nominee	N/A	N/A	N/A	N/A	N/A	$222,000
Stephen B. Swensrud*	Nominee	N/A	N/A	N/A	N/A	N/A	$222,000

*	Not presently a Board Member of any Fund but nominated to be elected a Board Member of each Acquired Fund at the Meeting.

**	Joseph L. May retired as a Board Member on December 31, 2001.

***	Compensation regarding Large Cap Series Fund and Large Cap Trust for the fiscal year ended October 31, 2001. Compensation regarding Premier Growth Fund and Premier Growth Trust for the fiscal year ended November 30, 2001. Compensation regarding Mid Cap Growth Fund and Mid Cap Growth Trust for the period ended August 31, 2001.

      After all of the Board Member nominees are elected to the Board of each Acquired Fund and its corresponding Master Trust, each Acquired Fund and its corresponding Master Trust will pay each non-affiliated Board Member an annual fee for serving as a Board Member plus a fee for each Board meeting attended in person. Each Acquired Fund and its corresponding Master Trust will also compensate each member of its Committee with an annual fee, plus a fee for each Committee meeting attended in person. Each Acquired Fund and its corresponding Master Trust will continue to reimburse the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. The estimated aggregate compensation to be paid by each Acquired Fund and its corresponding Master Trust to the non-affiliated Board Members for a 12-month period under this compensation schedule is $45,000, assuming that (i) all of the Board Member nominees are elected to the Board of each Acquired Fund and its corresponding Master Trust, (ii) each Acquired Fund and its corresponding Master Trust holds four Board meetings and four Committee meetings, and (iii) each Board Member attends each such meeting in person.

      Officers of the Funds. Information relating to the officers of each Acquired Fund and its corresponding Master Trust is set forth in Exhibit II to this Proxy Statement and Prospectus. Officers of the Acquired Funds and their corresponding Master Trusts are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

      Share Ownership. Set forth in Exhibit II to this Proxy Statement and Prospectus is the following information for each Board Member nominee: (i) the number of shares of each Acquired Fund owned; (ii) the aggregate dollar range of equity in each Acquired Fund [such share ownership represents] and (iii) the aggregate dollar range of securities in all registered funds overseen by the Board Member nominee in the Merrill Lynch family of funds. Also set forth in Exhibit II is information for each Board Member nominee and his or her immediate family members relating to securities owned beneficially or of record in ML & Co. As of the Record Date, the Board Members and officers of the Acquired Funds and their respective Master Trusts as a group owned an aggregate of less than 1% of the common stock of each Acquired Fund and corresponding Master Trust, and Terry K. Glenn, President and Board Member nominee of each Acquired Fund, and the other officers of each Acquired Fund and corresponding Master Trust, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      The Board of each Acquired Fund and its corresponding Master Trust recommends that its stockholders vote FOR the election of the Board Member nominees.

INFORMATION CONCERNING THE ANNUAL MEETINGS

Date, Time and Place of Meetings

      The Meetings will be held at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey on March 25, 2002, at the following times:

Premier Growth Fund	10:00 a.m. Eastern time
Mid Cap Growth Fund	10:30 a.m. Eastern time

Solicitation, Revocation and Use of Proxies

      A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the applicable Acquired Fund. Although mere attendance at a Meeting for an Acquired Fund in which you own shares will not revoke a proxy, a stockholder present at such a Meeting may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the applicable Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted (i) “FOR” approval of the Agreement and Plan and the applicable Acquisition and (ii) “FOR” the election of the Board Members nominees of each Acquired Fund and corresponding Master Trust.

      It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before any Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of an Acquired Fund as of the close of business on the Record Date are entitled to vote at the applicable Meeting or any adjournment thereof. As of the close of business on the Record Date, the number of shares issued, outstanding and entitled to vote is set forth below for each Acquired Fund:

Premier Growth Fund
Mid Cap Growth Fund

Security Ownership of Certain Beneficial Owners and Management of the Acquired Funds and Large Cap Growth Fund

      At the Record Date, the Board Members and officers of Premier Growth Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Premier Growth Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      As of the Record Date, the Board Members and officers of Mid Cap Growth Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Mid Cap Growth Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

      As of the Record Date, the Board Members and officers of Large Cap Series Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Large Cap Series Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of each Fund, as of the Record Date, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of any Fund.

Voting Rights and Required Vote

      For purposes of this Proxy Statement and Prospectus, each share of each class of an Acquired Fund’s outstanding shares is entitled to one vote as described herein. Assuming a quorum is present at the applicable Meeting, consummation of each Acquisition requires, among other things, the affirmative vote of the stockholders of each Acquired Fund, voting together as a single class, representing a majority of the outstanding shares entitled to be voted thereon. Under the Agreement and Plan, the failure of the stockholders of an Acquired Fund to approve the Agreement and Plan will not affect the ability of the other Acquired Fund to proceed with its Acquisition. The consummation of either Acquisition is not contingent upon the consummation of the other Acquisition. The Board of each Acquired Fund, each Master Trust and Large Cap Series Fund may amend the Agreement and Plan and change the terms of an Acquisition at any time prior to the approval thereof by the stockholders of the applicable Acquired Fund.

      Election of a Board Member nominee of an Acquired Fund or Master Trust requires the affirmative vote of a plurality of the votes cast at the applicable Acquired Fund’s Meeting, where a quorum was present. This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of each Acquired Fund.

      A quorum for purposes of each Meeting consists of one-third of the shares of the applicable Acquired Fund entitled to vote at that Meeting, present in person or by proxy. If, by the time scheduled for a Meeting, the required quorum of an Acquired Fund’s stockholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Acquired Fund, present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of such Acquired Fund.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by the applicable Acquired Fund for its stockholders. The Acquired Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of their shares and will reimburse certain persons that may be employed for their reasonable expenses in assisting in the solicitation of proxies. See “The Reorganization — Terms of the Agreement and Plan of Reorganization — Expenses.”

      In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by the officers of the Acquired Funds. Each Acquired Fund has retained Georgeson Shareholder to assist in the solicitation of proxies at a cost to each Acquired Fund of approximately $                    plus out-of-pocket expenses, which are estimated to be approximately $                    per Acquired Fund.

      Broker-dealer firms, including Merrill Lynch, holding shares of an Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. The Acquired Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Board Members of each Acquired Fund, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Acquired Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders exists. Merrill Lynch has advised each Acquired Fund that it intends to vote shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, on the election of the Board Members of each Acquired Fund in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

      The Board of each Acquired Fund knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournment thereof, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their best judgment on these matters.

      This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each Acquired Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, that file electronically with the Commission.

LEGAL PROCEEDINGS

      There are no material legal proceedings to which any Acquired Fund, Premier Growth Trust, Mid Cap Growth Trust, Large Cap Growth Fund, Large Cap Series Fund or Large Cap Trust is a party.

LEGAL OPINIONS

      Certain legal matters in connection with each Acquisition will be passed upon for the applicable Acquired Fund by Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022.

EXPERTS

      The financial highlights of the Funds included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDERS’ MEETINGS

      Stockholders of Large Cap Growth Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. Large Cap Series Fund, on behalf of Large Cap Growth Fund, does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of a management agreement; and (iii) approval of distribution arrangements. The Charter of Large Cap Series Fund does not require Large Cap Series Fund to hold an annual meeting of stockholders of Large Cap Growth Fund. Neither Acquired Fund’s Charter requires the Acquired Fund to hold an annual meeting of stockholders. Large Cap Series Fund and each Acquired Fund will be required, however, to call special meetings of their stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of any Fund. Large Cap Series Fund and each Acquired Fund also would be required to hold a stockholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by stockholders. In addition, each Acquired Fund may hold stockholder meetings for approval of certain other matters as required by the Charter of each Acquired Fund. The by-laws of Large Cap Series Fund provide that a stockholders’ meeting may be called with respect to Large Cap Growth Fund at any time by a majority of the Board Members, the President, or on the written request of the holders of at least a majority of the outstanding shares of Large Cap Growth Fund entitled to vote at such meeting. The Charter of each Acquired Fund provides that a stockholders’ meeting may be called with respect to an Acquired Fund at any time by a majority of the Board Members and shall be called by any Board Member upon written request of stockholders of the Acquired Fund holding in the aggregate not less than a majority of the outstanding shares of such Acquired Fund having voting rights.

SHAREHOLDER PROPOSALS

      A stockholder proposal intended to be presented at any subsequent meetings of stockholders of an Acquired Fund must be received by the applicable Acquired Fund in a reasonable time before the solicitation relating to such meeting is to be made by the Board of such Acquired Fund in order to be considered in that Acquired Fund’s proxy statement and form of proxy relating to the meeting. Any stockholder of an Acquired Fund who desires to bring a proposal at any subsequent meeting of the stockholders of the Acquired Fund without including such proposal in the Acquired Fund’s proxy statement relating to the meeting must deliver notice of such proposal to the Acquired Fund in a reasonable time before the Acquired Fund begins to print and mail the proxy solicitation materials to be used in connection with such meeting.

By Order of the Board of Directors,

SUSAN B. BAKER
Secretary
Merrill Lynch Premier Growth Fund, Inc.
Merrill Lynch Mid Cap Growth Fund, Inc.

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the                     day of                     , 2002, by and among Merrill Lynch Premier Growth Fund, Inc., a Maryland corporation (“Premier Growth Fund”), Master Premier Growth Trust, a Delaware business trust (“Premier Growth Trust”), Merrill Lynch Mid Cap Growth Fund, Inc., a Maryland corporation (“Mid Cap Growth Fund”), Master Mid Cap Growth Trust, a Delaware business trust (“Mid Cap Growth Trust”), Master Large Cap Series Trust, a Delaware business trust (“Large Cap Trust”) and Merrill Lynch Large Cap Series Funds, Inc., a Maryland corporation (“Large Cap Series Fund”), on behalf of Merrill Lynch Large Cap Growth Fund, a series of Large Cap Series Fund (“Large Cap Growth Fund,” together with Premier Growth Fund, Premier Growth Trust, Mid Cap Growth Fund, Mid Cap Growth Trust, Large Cap Trust and Large Cap Series Fund, are referred to herein collectively as the “Funds”).

PLAN OF REORGANIZATION

      The reorganization will comprise the following:

(a) (i) the acquisition by Premier Growth Fund of all of the assets and the assumption by Premier Growth Fund of all of the liabilities of Premier Growth Trust in return for all of the beneficial interests in Premier Growth Trust owned by Premier Growth Fund, (ii) the acquisition by Large Cap Trust of all of the assets, and the assumption by Large Cap Trust of all of the liabilities of Premier Growth Fund in exchange solely for an equal aggregate value of beneficial interests in a “master” portfolio (“Large Cap Growth Master Portfolio”) of Large Cap Trust, (iii) the simultaneous acquisition by Large Cap Series Fund, on behalf of Large Cap Growth Fund, of all of the assets and the assumption of all the liabilities of Premier Growth Fund, consisting of beneficial interests of Large Cap Growth Master Portfolio, in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Large Cap Growth Fund, (iv) the subsequent distribution of Corresponding Shares (defined below) of Large Cap Growth Fund to the stockholders of Premier Growth Fund in return for their shares of common stock, par value $.10 per share, of Premier Growth Fund, including shares of common stock of Premier Growth Fund held for dividend reinvestment in the book deposit accounts of the holders of common stock of Premier Growth Fund, in liquidation of Premier Growth Fund and (v) the deregistration and dissolution of Premier Growth Fund and Premier Growth Trust, all upon and subject to the terms hereinafter set forth (the “Premier Growth Acquisition”); and

(b) (i) the acquisition by Mid Cap Growth Fund of all of the assets and the assumption by Mid Cap Growth Fund of all of the liabilities of Mid Cap Growth Trust in return for all of the beneficial interests in Mid Cap Growth Trust owned by Mid Cap Growth Fund, (ii) the acquisition by Large Cap Trust of all of the assets and the assumption by Large Cap Trust of all of the liabilities of Mid Cap Growth Fund in exchange solely for an equal aggregate value of beneficial interests in Large Cap Growth Master Portfolio, (iii) the simultaneous acquisition by Large Cap Series Fund, on behalf of Large Cap Growth Fund, of all of the assets and the assumption of all the liabilities of Mid Cap Growth Fund, consisting of beneficial interests of Large Cap Growth Master Portfolio, in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Large Cap Growth Fund, (iv) the subsequent distribution of Corresponding Shares (defined below) of Large Cap Growth Fund to the stockholders of Mid Cap Growth Fund in return for their shares of common stock, par value $.10 per share, of Mid Cap Growth Fund, including shares of common stock of Mid Cap Growth Fund held for dividend reinvestment in the book deposit accounts of the holders of common stock of Mid Cap Growth Fund, in liquidation of Mid Cap Growth Fund and (v) the deregistration and dissolution of Mid Cap Growth Fund and Mid Cap Growth Trust, all upon and subject to the terms hereinafter set forth (the “Mid Cap Growth Acquisition”).

      The transaction described in either paragraph (a) or (b) above may be consummated upon and subject to the terms hereinafter set forth without the consummation of the transaction described in the other paragraph. The Mid Cap Growth Acquisition and the Premier Growth Acquisition will be referred to herein individually as an “Acquisition” and together as the “Reorganization.” The Boards of Trustees of Premier Growth Trust, Mid Cap Growth Trust and Large Cap Trust and the Boards of Directors of Premier Growth Fund, Mid Cap Growth Fund and Large Cap Series Fund, on behalf of Large Cap Growth Fund, may unanimously change the terms of an Acquisition or the consideration for an Acquisition prior to the approval thereof by the stockholders of the Premier Growth Fund or Mid Cap Growth Fund, as applicable. Premier Growth Trust, Premier Growth Fund, Mid Cap Growth Trust and Mid Cap Growth Fund are sometimes individually or together referred to as an “Acquired Fund” or “Acquired Funds,” as applicable. Premier Growth Fund and Mid Cap Growth Fund are sometimes individually or together referred to as an “Acquired Feeder Fund” or “Acquired Feeder Funds,” as applicable. Premier Growth Trust and Mid Cap Growth Trust are sometimes individually or together referred to as an “Acquired Master Trust” or “Acquired Master Trusts,” as applicable. Any reference to an Acquired Fund hereunder shall be deemed to include only that Acquired Fund that participates in an Acquisition.

      In the course of the Reorganization, shares of Large Cap Growth Fund will be distributed to Acquired Feeder Fund stockholders as follows: each holder of Acquired Feeder Fund shares will be entitled to receive the same class of shares of Large Cap Growth Fund(i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as he/she held in the applicable Acquired Feeder Fund immediately prior to the applicable Acquisition. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Large Cap Growth Fund immediately prior to the applicable Acquisition. The aggregate net asset value of the Corresponding Shares of Large Cap Growth Fund to be received by each stockholder of an Acquired Feeder Fund will equal the aggregate net asset value of that Acquired Feeder Fund’s shares owned by such stockholder on the Closing Date (defined in Section 11(a) herein). In consideration therefor, on the Closing Date, Large Cap Growth Fund shall acquire all of the assets of each Acquired Feeder Fund, consisting of beneficial interests of Large Cap Growth Master Portfolio. It is intended that each separate Acquisition described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

      As promptly as practicable after the consummation of the Reorganization, each Acquired Feeder Fund shall be dissolved in accordance with the laws of the State of Maryland and each Acquired Master Trust shall be dissolved in accordance with the laws of the State of Delaware, and each Acquired Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

      In order to consummate the Reorganization, and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the Acquired Funds, Large Cap Trust and Large Cap Series Fund, on behalf of Large Cap Growth Fund, each hereby agrees as follows:

1.	Representations and Warranties of Large Cap Series Fund.

      Large Cap Series Fund, on behalf of Large Cap Growth Fund, represents and warrants to, and agrees with, Large Cap Trust and each Acquired Fund that:

(a) Large Cap Series Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Large Cap Series Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Large Cap Series Fund is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-09637), and such registration has not been revoked or rescinded and is in full force and effect. Large Cap Series Fund has elected and qualified Large Cap Growth Fund at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify Large Cap Growth Fund until consummation of the Reorganization and thereafter.

(c) Each Acquired Feeder Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Large Cap Growth Fund, each as of , 200[1], said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Each Acquired Feeder Fund has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Large Cap Growth Fund, each as of , 200[1]. An unaudited statement of assets and liabilities of Large Cap Growth Fund and an unaudited schedule of investments of Large Cap Growth Fund, each as of the Valuation Time (defined in Section 7(c) herein), will be furnished to each Acquired Feeder Fund at or prior to the Closing Date for the purpose of determining the number of shares of Large Cap Growth Fund to be issued pursuant to Section 8 of this Agreement; and each will fairly present the financial position of Large Cap Growth Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(d) Each Acquired Feeder Fund has been furnished with Large Cap Growth Fund’s Annual Report to Stockholders for the year ended October 31, 2001, and the financial statements appearing therein fairly present the financial position of Large Cap Growth Fund as of the date indicated in conformity with accounting principles generally accepted in the United States of America.

(e) Each Acquired Feeder Fund has been furnished with the prospectus and statement of additional information of Large Cap Growth Fund, each dated January 14, 2002, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Large Cap Series Fund, on behalf of Large Cap Growth Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement on behalf of Large Cap Growth Fund has been duly authorized by all necessary action of Large Cap Series Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Large Cap Series Fund, threatened against it or Large Cap Growth Fund, which assert liability on the part of Large Cap Series Fund or Large Cap Growth Fund or which materially affect their financial condition or their ability to consummate the Reorganization. Neither Large Cap Series Fund nor Large Cap Growth Fund is charged with or, to the best of the knowledge of Large Cap Series Fund or Large Cap Growth Fund, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Large Cap Series Fund is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Large Cap Series Fund, on behalf of Large Cap Growth Fund, is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to each Acquired Feeder Fund prior to the Valuation Time.

(j) Large Cap Growth Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Large Cap Growth Fund’s most recent annual or semi-annual report to stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, Large Cap Series Fund will advise the Acquired Funds in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of Large Cap Growth Fund.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Large Cap Series Fund, on behalf of Large Cap Growth Fund, of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia, Guam and Puerto Rico).

(l) The registration statement filed by Large Cap Series Fund on Form N-14 relating to the shares of common stock of Large Cap Growth Fund to be issued pursuant to this Agreement, which includes the proxy statement of each Acquired Feeder Fund and the prospectus of Large Cap Series Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 10(a) of this Agreement and at the Closing Date, insofar as it relates to Large Cap Growth Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Large Cap Series Fund with respect to Large Cap Growth Fund for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(m) Large Cap Series Fund is authorized to issue 1,500,000,000 shares of common stock, par value $.10 per share, of which Large Cap Growth Fund is authorized to issue 500,000,000 shares divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D shares of Large Cap Growth Fund common stock each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(n) The shares of common stock of Large Cap Growth Fund to be issued to each Acquired Feeder Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Large Cap Growth Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, shares of common stock to be transferred to each Acquired Feeder Fund for distribution to the stockholders of that Acquired Feeder Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of that Acquired Feeder Fund presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Large Cap Series Fund will have obtained any and all regulatory, Director and stockholder approvals, with respect to Large Cap Growth Fund, necessary to issue the shares of common stock to each Acquired Feeder Fund for distribution to that Acquired Fund’s stockholders.

2.	Representations and Warranties of Premier Growth Fund.

      Premier Growth Fund represents and warrants to, and agrees with, Premier Growth Trust, Large Cap Trust and Large Cap Series Fund that:

(a) Premier Growth Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland. Premier Growth Fund has the power to own all of its assets and to carry out this Agreement. Premier Growth Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Premier Growth Fund is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-09653), and such registration has not been revoked or rescinded and is in full force and effect. Premier Growth Fund has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Premier Growth Investments” shall mean (i) the investments of Premier Growth Fund held either directly or indirectly through Premier Growth Trust shown on the schedule of its investments as of the Valuation Time furnished to Large Cap Series Fund, and (ii) all other assets owned directly or indirectly through Premier Growth Trust by Premier Growth Fund or liabilities incurred directly or indirectly through Premier Growth Trust by Premier Growth Fund as of the Valuation Time.

(d) Premier Growth Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Large Cap Series Fund and Large Cap Trust have been furnished with a statement of assets and liabilities and a schedule of investments of Premier Growth Fund, each as of , 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Large Cap Series Fund and Large Cap Trust have also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Premier Growth Fund, each as of , 200[1]. An unaudited statement of assets and liabilities of Premier Growth Fund and an unaudited schedule of investments of Premier Growth Fund, each as of the Valuation Time, will be furnished to Large Cap Series Fund and Large Cap Trust at or prior to the Closing Date for the purpose of determining the number of shares of Large Cap Growth Fund to be issued pursuant to Section 8 of this Agreement; and each will fairly present the financial position of Premier Growth Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) Large Cap Series Fund and Large Cap Trust have been furnished with Premier Growth Fund’s Annual Report to Stockholders for the year ended November 30, 2000, Premier Growth Fund’s Semi-Annual Report to Stockholders as of May 31, 2001 and the financial statements appearing therein fairly present the financial position of Premier Growth Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) Large Cap Series Fund and Large Cap Trust have been furnished with the prospectus and statement of additional information of Premier Growth Fund, each dated March 21, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Premier Growth Fund, threatened against it which assert liability on the part of Premier Growth Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Premier

Growth Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Premier Growth Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Large Cap Series Fund prior to the Valuation Time.

(j) Premier Growth Fund is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(k) Premier Growth Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Premier Growth Fund’s most recent annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Premier Growth Fund will advise Large Cap Series Fund and Large Cap Trust in writing of all known liabilities, incurred directly or indirectly through Premier Growth Trust by Premier Growth Fund, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Premier Growth Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Premier Growth Fund have been adequately provided for on its books, and no tax deficiency or liability of Premier Growth Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Premier Growth Fund will have full right, power and authority to sell, assign, transfer and deliver the Premier Growth Investments. At the Closing Date, subject only to the delivery of the Premier Growth Investments as contemplated by this Agreement, Premier Growth Fund will have good and marketable title to all of the Premier Growth Investments, and Large Cap Trust will acquire all of the Premier Growth Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Premier Growth Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Premier Growth Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 10(a) of this Agreement and on the Closing Date, insofar as it relates to Premier Growth Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Premier Growth Fund for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(p) Premier Growth Fund is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of Premier Growth Fund made available to Large Cap Series Fund and Large Cap Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Premier Growth Fund.

(r) Premier Growth Fund will not sell or otherwise dispose of any of the shares of Large Cap Growth Fund to be received in the Reorganization, except in distribution to the stockholders of Premier Growth Fund.

(s) At or prior to the Closing Date, Premier Growth Fund will have obtained any and all regulatory, Director and stockholder approvals necessary to effect the Reorganization as set forth herein.

3.	Representations and Warranties of Mid Cap Growth Fund.

      Mid Cap Growth Fund represents and warrants to, and agrees with, Mid Cap Growth Trust, Large Cap Trust and Large Cap Series Fund that:

(a) Mid Cap Growth Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland. Mid Cap Growth Fund has the power to own all of its assets and to carry out this Agreement. Mid Cap Growth Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Mid Cap Growth Fund is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-10025), and such registration has not been revoked or rescinded and is in full force and effect. Mid Cap Growth Fund has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Mid Cap Growth Investments” shall mean (i) the investments of Mid Cap Growth Fund held either directly or indirectly through Mid Cap Growth Trust shown on the schedule of its investments as of the Valuation Time furnished to Large Cap Series Fund, and (ii) all other assets owned directly or indirectly through Mid Cap Growth Trust by Mid Cap Growth Fund or liabilities incurred directly or indirectly through Mid Cap Growth Trust by Mid Cap Growth Fund as of the Valuation Time. The Mid Cap Growth Investments and the Premier Growth Investments may be referred to hereafter as the “Investments.”

(d) Mid Cap Growth Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Large Cap Series Fund and Large Cap Trust have been furnished with a statement of assets and liabilities and a schedule of investments of Mid Cap Growth Fund, each as of , 200[0], said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Large Cap Series Fund and Large Cap Trust have also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Mid Cap Growth Fund, each as of , 200[1]. An unaudited statement of assets and liabilities of Mid Cap Growth Fund and an unaudited schedule of investments of Mid Cap Growth Fund, each as of the Valuation Time, will be furnished to Large Cap Series Fund and Large Cap Trust at or prior to the Closing Date for the purpose of determining the number of shares of Large Cap Growth Fund to be issued pursuant to Section 8 of this Agreement; and each will fairly present the financial position of Mid Cap Growth Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) Large Cap Series Fund and Large Cap Trust have been furnished with Mid Cap Growth Fund’s Annual Report to Stockholders for the year ended August 31, 2001 and Mid Cap Growth Fund’s Semi-Annual Report to Stockholders as of February 28, 2001. The financial statements appearing therein fairly present the financial position of Mid Cap Growth Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) Large Cap Series Fund and Large Cap Trust have been furnished with the prospectus and statement of additional information of Mid Cap Growth Fund, each dated December 26, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Mid Cap Growth Fund, threatened against it which assert liability on the part of Mid Cap Growth Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Mid Cap Growth Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Mid Cap Growth Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Large Cap Series Fund prior to the Valuation Time.

(j) Mid Cap Growth Fund is not a party to nor obligated under any provision of its Articles of Incorporation or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(k) Mid Cap Growth Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Mid Cap Growth Fund’s most recent annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Mid Cap Growth Fund will advise Large Cap Series Fund and Large Cap Trust in writing of all known liabilities, incurred directly or indirectly through Mid Cap Growth Trust by Mid Cap Growth Fund, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Mid Cap Growth Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Mid Cap Growth Fund have been adequately provided for on its books, and no tax deficiency or liability of Mid Cap Growth Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Mid Cap Growth Fund will have full right, power and authority to sell, assign, transfer and deliver the Mid Cap Growth Investments. At the Closing Date, subject only to the delivery of the Mid Cap Growth Investments as contemplated by this Agreement, Mid Cap Growth Fund will have good and marketable title to all of the Mid Cap Growth Investments, and Large Cap Trust will acquire all of the Mid Cap Growth Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Mid Cap Growth Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Mid Cap Growth Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 10(a) of this Agreement and on the Closing Date, insofar as it relates to Mid Cap Growth Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mid Cap Growth Fund for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(p) Mid Cap Growth Fund is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of Mid Cap Growth Fund made available to Large Cap Series Fund and Large Cap Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Mid Cap Growth Fund.

(r) Mid Cap Growth Fund will not sell or otherwise dispose of any of the shares of Large Cap Growth Fund to be received in the Reorganization, except in distribution to the stockholders of Mid Cap Growth Fund.

(s) At or prior to the Closing Date, Mid Cap Growth Fund will have obtained any and all regulatory, Director and stockholder approvals necessary to effect the Reorganization as set forth herein.

4.	Representations and Warranties of Premier Growth Trust.

      Premier Growth Trust represents and warrants to, and agrees with, Premier Growth Fund, Large Cap Trust and Large Cap Series Fund that:

(a) Premier Growth Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. Premier Growth Trust has the power to own all of its assets and to carry out this Agreement. Premier Growth Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Premier Growth Trust has elected to be treated as a partnership for all tax years since inception.

(b) Premier Growth Trust is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-09733), and such registration has not been revoked or rescinded and is in full force and effect. The assets of Premier Growth Trust have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied at the Trust level at all times since its inception, and it intends to continue to meet such requirements through its taxable year ending upon liquidation.

(c) Premier Growth Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Large Cap Series Fund and Large Cap Trust have been furnished with Premier Growth Fund’s Annual Report to Stockholders for the year ended November 30, 2000 and the financial statements of Premier Growth Trust appearing therein fairly present the financial position of Premier Growth Trust as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Large Cap Series Fund and Large Cap Trust have been furnished with the Registration Statement on Form N-1A of Premier Growth Trust, as amended, dated March 21, 2001, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Premier Growth Trust, threatened against it which assert liability on the part of Premier Growth Trust or which materially affect its financial condition or its ability to consummate the Reorganization. Premier Growth Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Premier Growth Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Large Cap Series Fund prior to the Valuation Time.

(h) Premier Growth Trust is not a party to or obligated under any provision of its Declaration of Trust or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) Premier Growth Trust has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Premier Growth Trust’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Premier Growth Trust will advise Large Cap Series Fund and Large Cap Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Premier Growth Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) At both the Valuation Time and the Closing Date, Premier Growth Trust will have the full right, power and authority to sell, assign, transfer and deliver its assets to Premier Growth Fund. At the Closing Date, subject only to the delivery of its assets as contemplated by this Agreement, Premier Growth Trust will have good and marketable title to all of its assets, and Premier Growth Fund will acquire all of the assets free and clear of any encumbrances, liens or security interests and without any restrictions upon transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the assets or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Premier Growth Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 10(a) of this Agreement and on the Closing Date, insofar as it relates to Premier Growth Trust (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated

therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Premier Growth Trust for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(n) The books and records of Premier Growth Trust made available to Large Cap Series Fund and Large Cap Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Premier Growth Trust.

5.	Representations and Warranties of Mid Cap Growth Trust.

      Mid Cap Growth Trust represents and warrants to, and agrees with, Mid Cap Growth Fund, Large Cap Trust and Large Cap Series Fund that:

(a) Mid Cap Growth Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. Mid Cap Growth Trust has the power to own all of its assets and to carry out this Agreement. Mid Cap Growth Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Mid Cap Growth Trust has elected to be treated as a partnership for all tax years since inception.

(b) Mid Cap Growth Trust is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-10125), and such registration has not been revoked or rescinded and is in full force and effect. The assets of Mid Cap Growth Trust have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied at the Trust level at all times since its inception, and it intends to continue to meet such requirements through its taxable year ending upon liquidation.

(c) Mid Cap Growth Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Large Cap Series Fund and Large Cap Trust have been furnished with Mid Cap Growth Fund’s Annual Report to Stockholders for the year ended August 31, 2001 and Mid Cap Growth Fund’s Semi-Annual Report to Stockholders as of February 28, 2001. The financial statements of Mid Cap Growth Trust appearing therein fairly present the financial position of Mid Cap Growth Trust as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Large Cap Series Fund and Large Cap Trust have been furnished with the Registration Statement on Form N-1A of Mid Cap Growth Trust, as amended, dated December 26, 2001, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Mid Cap Growth Trust, threatened against it which assert liability on the part of Mid Cap Growth Trust or which materially affect its financial condition or its ability to consummate the Reorganization. Mid Cap Growth Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Mid Cap Growth Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Large Cap Series Fund and Premier Growth Fund prior to the Valuation Time.

(h) Mid Cap Growth Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) Mid Cap Growth Trust has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Mid Cap Growth Trust’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Mid Cap Growth Trust will advise Large Cap Series Fund and Large Cap Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Mid Cap Growth Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) At both the Valuation Time and the Closing Date, Mid Cap Growth Trust will have the full right, power and authority to sell, assign, transfer and deliver its assets to Mid Cap Growth Fund. At the Closing Date, subject only to the delivery of its assets as contemplated by this Agreement, Mid Cap Growth Trust will have good and marketable title to all of its assets, and Mid Cap Growth Fund will acquire all of the assets free and clear of any encumbrances, liens or security interests and without any restrictions upon transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the assets or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Mid Cap Growth Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 10(a) of this Agreement and on the Closing Date, insofar as it relates to Mid Cap Growth Trust (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mid Cap Growth Trust for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(n) The books and records of Mid Cap Growth Trust made available to Large Cap Series Fund and Large Cap Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Mid Cap Growth Trust.

6.	Representations and Warranties of Large Cap Trust.

      Large Cap Trust represents and warrants to, and agrees with, each Acquired Fund and Large Cap Series Fund that:

(a) Large Cap Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. Large Cap Trust has the power to own all of its assets and to carry out this Agreement. Large Cap Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Large Cap Growth Trust has elected to be treated as a partnership for all tax years since inception.

(b) Large Cap Trust is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-09739), and such registration has not been revoked or rescinded and is in full force and effect. The assets of Large Cap Trust have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied at the Trust level at all times since its inception, and it intends to continue to meet such requirements.

(c) Large Cap Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Each Acquired Fund has been furnished with Large Cap Growth Fund’s Annual Report to Stockholders for the year ended October 31, 2001. The financial statements of Large Cap Growth Master Portfolio appearing therein fairly present the financial position of Large Cap Growth Master Portfolio as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Each Acquired Fund has been furnished with the Registration Statement on Form N-1A of Large Cap Trust, as amended, dated January 14, 2002, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Large Cap Trust, threatened against it which assert liability on the part of Large Cap Trust or which materially affect its financial condition or its ability to consummate the Reorganization. Large Cap Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Large Cap Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Each Acquired Feeder Fund prior to the Valuation Time.

(h) Large Cap Trust is not a party to or obligated under any provision of its Declaration of Trust or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) Large Cap Trust has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Large Cap Trust’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Large Cap Trust will advise each Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Large Cap Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Large Cap Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 10(a) of this Agreement and on the Closing Date, insofar as it relates to Large Cap Trust (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Large Cap Trust for use in the N-14 Registration Statement as provided in Section 10(e) of this Agreement.

(m) The books and records of Large Cap Trust made available to each Acquired Fund and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Large Cap Trust.

7.	The Reorganization.

      (a) (i) Subject to receiving the requisite approval of the stockholders of Premier Growth Fund, and to the other terms and conditions contained herein, Premier Growth Trust agrees to convey, transfer and deliver to Premier Growth Fund and Premier Growth Fund agrees to acquire from Premier Growth Trust, on the Closing Date, all of the assets of Premier Growth Trust and assume all of the liabilities of Premier Growth Trust, in return solely for the beneficial interests of Premier Growth Trust owned by Premier Growth Fund, Premier Growth Fund agrees to convey, transfer and deliver to Large Cap Trust, on the Closing Date, all of the Premier Growth Investments (including interest accrued as of the Valuation Time on debt instruments), and cause Large Cap Trust to assume all of the liabilities of Premier Growth Fund, in exchange solely for an equal aggregate value of beneficial interests in Large Cap Growth Master Portfolio, and Premier Growth Fund agrees to convey, transfer and deliver to Large Cap Growth Fund all of its assets in return solely for that number of shares of Large Cap Growth Fund provided in Section 8 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, Premier Growth Fund will distribute all shares of Large Cap Growth Fund received by it to its stockholders in return for their corresponding Premier Growth Fund shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Large Cap Growth Fund in the amounts due the stockholders of Premier Growth Fund based on their respective holdings in Premier Growth Fund as of the Valuation Time;

      (a) (ii) Subject to receiving the requisite approval of the stockholders of Mid Cap Growth Fund, and to the other terms and conditions contained herein, Mid Cap Growth Trust agrees to convey, transfer and deliver to Mid Cap Growth Fund and Mid Cap Growth Fund agrees to acquire from Mid Cap Growth Trust, on the Closing Date, all of the assets of Mid Cap Growth Trust and assume all of the liabilities of Mid Cap Growth Trust, in return solely for the beneficial interests of Mid Cap Growth Trust owned by Mid Cap Growth Fund, Mid Cap Growth Fund agrees to convey, transfer and deliver to Large Cap Trust all of the Mid Cap Growth Investments (including interest accrued as of the Valuation Time on debt instruments), and cause Large Cap Trust to assume all of the liabilities of Mid Cap Growth Fund, in exchange solely for an equal aggregate value of beneficial interests in Large Cap Growth Master Portfolio, and Mid Cap Growth Fund agrees to convey, transfer and deliver to Large Cap Growth Fund all of its assets in return solely for that number of shares of Large Cap Growth Fund provided in Section 8 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, Mid Cap Growth Fund will distribute all shares of Large Cap Growth Fund received by it to its stockholders in return for their corresponding Mid Cap Growth Fund shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Large Cap Growth Fund in the amounts due the stockholders of Mid Cap Growth Fund based on their respective holdings in Mid Cap Growth Fund as of the Valuation Time;

      (b) Each Acquired Fund will pay or cause to be paid to Large Cap Trust any interest or dividends it receives on or after the Closing Date with respect to the Investments transferred to Large Cap Trust hereunder.

      (c) The Valuation Time shall be 4:00 p.m., Eastern time, on                     , 2002, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the “Valuation Time”).

      (d) Large Cap Trust will acquire all of the assets of, and assume all of the known liabilities of, each Acquired Feeder Fund, except that recourse for such liabilities will be limited to the net assets of that Acquired Feeder Fund acquired by Large Cap Trust. The known liabilities of each Acquired Feeder Fund as of the Valuation Time shall be confirmed in writing to Large Cap Trust by each Acquired Feeder Fund pursuant to Sections 2(k) and 3(k) of this Agreement.

      (e) Large Cap Trust and each Acquired Feeder Fund will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland or any other state to effect the transfer of the Investments of such Acquired Feeder Fund to Large Cap Trust.

      (f) Each Acquired Feeder Fund will be dissolved following the Closing Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

      (g) Each Acquired Master Trust will be dissolved following the Closing Date by filing a Certificate of Cancellation with the office of the Secretary of State of the State of Delaware.

8.	Issuance and Valuation of Shares of Common Stock of Large Cap Growth Fund in the Reorganization.

      Full shares of common stock of Large Cap Growth Fund, and to the extent necessary, fractional shares of common stock of Large Cap Growth Fund, of an aggregate net asset value equal to the value of the assets of each Acquired Feeder Fund acquired, determined as hereinafter provided, shall be issued by Large Cap Series Fund, on behalf of Large Cap Growth Fund, in return for such assets of each Acquired Feeder Fund. The net asset value of each Acquired Feeder Fund and Large Cap Growth Fund shall be determined in accordance with the procedures described in the prospectus of Large Cap Growth Fund in effect as of the Valuation Time. Such valuation and determination shall be made by Large Cap Series Fund and Large Cap Trust in cooperation with each Acquired Feeder Fund. Large Cap Series Fund shall issue its Class A, Class B, Class C and Class D shares of Large Cap Growth Fund to each Acquired Feeder Fund in certificates or share deposit receipts (one in respect of each class) registered in the name of such Acquired Feeder Fund. Each Acquired Feeder Fund shall distribute Corresponding Shares of Large Cap Growth Fund to its stockholders by redelivering such certificates to Financial Data Services, Inc.

9.	Payment of Expenses.

      (a) The expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Acquired Fund as of the Valuation Time. With respect to each Acquired Feeder Fund, these expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of the Acquired Feeder Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the printing of the prospectus and proxy statement (the “Proxy Statement and Prospectus”) contained in the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to Large Cap Growth Fund and Large Cap Trust will be borne by Fund Asset Management L.P. (“FAM”). The expenses attributable to Large Cap Growth Fund and Large Cap Trust include expenses incurred in printing sufficient copies of its Prospectus, and its most recent Annual and Semi-Annual Reports to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by each Acquired Fund and FAM, which has agreed to bear the expenses of the Reorganization attributable to Large Cap Growth Fund and Large Cap Trust.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

10.	Covenants of the Funds.

      (a) Each Acquired Feeder Fund agrees to call a meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the

Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of each Acquired Feeder Fund issued and outstanding and entitled to vote thereon, voting together as a single class, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

      (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

      (c) Each Acquired Feeder Fund agrees, as applicable, that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, each Acquired Master Trust will dissolve in accordance with the laws of the State of Delaware and any other applicable law, neither Acquired Feeder Fund will make any distributions of any Large Cap Growth Fund shares, other than the distribution to its respective stockholders, without first paying or adequately providing for the payment of all of the respective liabilities not assumed by Large Cap Trust, if any, and on and after the Closing Date neither Acquired Feeder Fund shall conduct any business except in connection with its dissolution.

      (d) Each Acquired Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that such Acquired Fund has ceased to be a registered investment company.

      (e) Large Cap Series Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the others, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (f) Large Cap Trust has no plan or intention to sell or otherwise dispose of the assets of each Acquired Feeder Fund to be acquired pursuant to the Reorganization, except for dispositions made in the ordinary course of business.

      (g) The Funds agree that by the Closing Date all Federal and other tax returns and reports required to be filed by each such Fund on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Large Cap Series Fund and Large Cap Trust agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of each Acquired Feeder Fund for its respective taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, each Acquired Fund shall prepare, or cause their respective agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such Acquired Fund with respect to each of their final taxable years ending with their complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by each Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Large Cap Growth Fund and Large Cap Trust at the time such tax returns and Forms 1099 are prepared.

      (h) Each Acquired Feeder Fund agrees to mail to its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (i) Following the consummation of the Reorganization, Large Cap Series Fund and Large Cap Trust both expect to stay in existence and continue their business as diversified, open-end management investment companies registered under the 1940 Act.

11.	Closing Date.

      (a) Delivery of the assets of each Acquired Feeder Fund to be transferred, together with any other Investments, and the shares of common stock of Large Cap Growth Fund to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Investments, for any reason, are not transferable to Large Cap Trust on the Closing Date, each applicable Acquired Feeder Fund shall cause such Investments to be transferred to Large Cap Trust’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

      (b) Each Acquired Feeder Fund will deliver to Large Cap Series Fund and Large Cap Trust on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Large Cap Trust hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Closing Date, each Acquired Feeder Fund shall deliver to Large Cap Series Fund and Large Cap Trust a list of the names and addresses of all of the stockholders of record of such Acquired Feeder Fund on the Closing Date and the number of shares of common stock of such Acquired Feeder Fund owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for such Acquired Feeder Fund.

      (d) As used in this Section 11 and throughout this Agreement, Closing Date shall mean the date on which the Reorganization is consummated with respect to an Acquired Fund. Each Acquired Fund agrees that (i) the consummation of any Reorganization is not contingent upon the consummation of any other Reorganization; (ii) the Reorganization may be consummated separately with respect to each Acquired Fund on one or more Closing Dates, and; (iii) the terms of one Reorganization may differ from the terms of any other Reorganization.

12.	Conditions of the Acquired Feeder Funds.

      The obligations of each Acquired Feeder Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of that Acquired Feeder Fund and by the affirmative vote of the holders of a majority of the shares of common stock of that Acquired Feeder Fund issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of such Acquired Feeder Fund, at or prior to the Valuation Time. In addition this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Trustees of the related Acquired Master Trust and Large Cap Trust, and by the Board of Directors of Large Cap Series Fund; and that Large Cap Series Fund shall have delivered to that Acquired Feeder Fund a copy of the resolution approving this Agreement adopted by Large Cap Series Fund’s Board of Directors, certified by the Secretary of Large Cap Series Fund and that the related Acquired Master Trust and Large Cap Trust shall have delivered to that Acquired Feeder Fund a copy of their respective resolutions approving this Agreement, adopted by the Board of Trustees of the related Acquired Master Trust and Large Cap Trust, as applicable, each certified by the Secretary of such Acquired Master Trust and Large Cap Trust, as the case may be; and that the Acquired Feeder Fund shall have delivered to Large Cap Series Fund and Large Cap Trust a certificate setting forth the vote of that Acquired Feeder Fund’s stockholders obtained, certified by the Secretary of such Acquired Feeder Fund.

(b) That Large Cap Series Fund shall have furnished to that Acquired Feeder Fund a statement of Large Cap Growth Fund’s assets and liabilities held or incurred either directly or indirectly through Large Cap Trust, with values determined as provided in Section 8 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Large Cap Series Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Large Cap Series Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Large Cap Growth Fund since the date of Large Cap Growth Fund’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Large Cap Series Fund shall have furnished to that Acquired Feeder Fund a certificate signed by Large Cap Series Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Large Cap Series Fund, on behalf of Large Cap Growth Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Large Cap Series Fund, on behalf of Large Cap Growth Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Large Cap Trust shall have furnished to that Acquired Feeder Fund a certificate signed by Large Cap Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Large Cap Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Large Cap Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That each Acquired Feeder Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as special tax counsel to Large Cap Series Fund, Large Cap Trust and each Acquired Fund, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the assets of an Acquired Feeder Fund to Large Cap Trust in exchange for beneficial interests in Large Cap Growth Master Portfolio, the simultaneous transfer of all of the assets of that Acquired Feeder Fund (consisting of beneficial interests of Large Cap Trust) to Large Cap Growth Fund in exchange for shares of common stock of Large Cap Growth Fund, and the simultaneous distribution of shares of common stock of Large Cap Growth Fund to the stockholders of that Acquired Feeder Fund in exchange for such stockholders’ shares in that Acquired Feeder Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Feeder Fund as a result of the asset transfer solely in exchange for common stock of Large Cap Growth Fund or on the distribution of the shares of common stock of Large Cap Growth Fund to stockholders of that Acquired Feeder Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Large Cap Growth Fund on the receipt of assets of an Acquired Feeder Fund (consisting of beneficial interests of Large Cap Trust) in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of an Acquired Feeder Fund on the receipt of shares of Large Cap Growth Fund in exchange for their shares in such Acquired Feeder Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of assets of an Acquired Feeder Fund (consisting of beneficial interests of Large Cap Trust) in the hands of Large Cap Growth Fund will be the same as the tax basis of such assets in the hands of such Acquired Feeder Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the

Code, immediately after the Reorganization, the tax basis of the shares of Large Cap Growth Fund received by the stockholders of an Acquired Feeder Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of such Acquired Feeder Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Large Cap Growth Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of an Acquired Feeder Fund exchanged therefor, provided, that such Acquired Feeder Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Large Cap Growth Fund’s holding period with respect to the assets of an Acquired Feeder Fund transferred (consisting of beneficial interests of Large Cap Trust) will include the Acquired Fund’s holding period for such assets; and (ix) the taxable year of an Acquired Feeder Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Large Cap Growth Fund will succeed to and take into account certain tax attributes of an Acquired Feeder Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by Large Cap Series Fund and Large Cap Trust in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to each Acquired Feeder Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Large Cap Series Fund, be contemplated by the Commission.

(i) That each Acquired Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the applicable Closing Date, in form and substance satisfactory to the Acquired Fund, to the effect that (i) Deloitte & Touche LLP are independent public accountants with respect to Large Cap Series Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information for Large Cap Growth Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by each Acquired Fund and Large Cap Series Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Large Cap Growth Fund included in the N-14 Registration Statement, and inquiries of certain officials of Large Cap Series Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by each Acquired Feeder Fund and Large Cap Series Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Large Cap Growth Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Large Cap Series Fund or from schedules prepared by officials of Large Cap Series Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either Large Cap Series Fund, Large Cap Trust or any Acquired Fund or would prohibit the Reorganization.

13.	Conditions of Large Cap Series Fund.

      The obligations of Large Cap Series Fund, on behalf of Large Cap Growth Fund, hereunder with respect to each Acquired Fund shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of each Acquired Feeder Fund and Large Cap Series Fund and by the affirmative vote of two-thirds of the members of the Board of Trustees of each Acquired Master Trust and Large Cap Trust and by the affirmative vote of the holders of a majority of the shares of common stock of each Acquired Feeder Fund issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of each Acquired Feeder Fund, at or prior to the Valuation Time; and that each Acquired Fund and Large Cap Trust shall have delivered to Large Cap Series Fund a copy of the resolution approving this Agreement adopted by that Acquired Feeder Fund’s Board of Directors and the Board of Trustees of each Acquired Master Trust and Large Cap Trust, as the case may be, each certified by its Secretary; and that each Acquired Feeder Fund shall have delivered to Large Cap Series Fund a certificate setting forth the vote of each such Acquired Feeder Fund stockholders obtained, certified by the Secretary of such Acquired Feeder Fund.

(b) That the Acquired Feeder Fund shall have furnished to Large Cap Series Fund and Large Cap Trust a statement of such Acquired Feeder Fund’s assets and liabilities held or incurred either directly or indirectly through Premier Growth Trust or Mid Cap Growth Trust, as applicable, with values determined as provided in Section 8 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Acquired Feeder Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Acquired Feeder Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of such Acquired Feeder Fund since the date of that Acquired Feeder Fund’s most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That the Acquired Feeder Fund shall have furnished to Large Cap Series Fund and Large Cap Trust a certificate signed by such Acquired Feeder Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of such Acquired Feeder Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and such Acquired Feeder Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That the Acquired Master Trust shall have furnished to Large Cap Series Fund a certificate signed by such Acquired Master Trust’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of such Acquired Master Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and such Acquired Master Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That the Acquired Feeder Fund shall have delivered to Large Cap Series Fund and Large Cap Trust a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of such Acquired Feeder Fund and such Acquired Feeder Fund’s related Acquired Master Trust for the period ended [ ], 2001 (which returns originally were prepared and filed by each such Acquired Feeder Fund and such Acquired Master Trust), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of each such Acquired Feeder Fund and its related Acquired Master Trust, for the period covered thereby; and that for the period from [ ], 2001, to and including the Closing Date and for any taxable year of each such Acquired Feeder Fund and its related Acquired Master Trust ending upon the liquidation of such Acquired Feeder Fund and its related Acquired Master Trust, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from [ ], 2001, to and including the Closing Date and for any taxable year of each Acquired Feeder Fund and its related Acquired Master Trust ending upon the liquidation of such Acquired Feeder Fund and its related Acquired Master Trust or that such Acquired Feeder Fund would not continue to qualify as a RIC and such Acquired Master Trust would not continue to qualify as a partnership for Federal income tax purposes for the tax years in question.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That Large Cap Series Fund and Large Cap Trust shall have received an opinion of Sidley Austin Brown & Wood LLP, as tax counsel to each Fund, with respect to the matters specified in Section 12(f) of this Agreement.

(h) That Large Cap Series Fund and Large Cap Trust shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Large Cap Series Fund and Large Cap Trust, to the effect that (i) they are independent public accountants with respect to each Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each such Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of each such Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Large Cap Series Fund and each Acquired Feeder Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each such Acquired Feeder Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of such Acquired Feeder Fund or from schedules prepared by officials of such Acquired Feeder Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the assets to be transferred to Large Cap Series Fund shall not include any assets or liabilities that Large Cap Series Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any Acquired Feeder Fund, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Fund or would prohibit the Reorganization.

(l) That all proceedings taken by each Acquired Fund and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Large Cap Series Fund and Large Cap Trust.

(m) That prior to the Closing Date, the Acquired Feeder Fund and its related Acquired Master Trust shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to that Acquired Feeder Fund’s stockholders all of the investment company taxable income of such Acquired Feeder Fund and its related Acquired Master Trust to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

14.	Conditions of the Acquired Master Trusts.

      The obligations of each Acquired Master Trust hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Boards of Directors of the Acquired Feeder Fund and Large Cap Series Fund, by the affirmative vote of two-thirds of the members of the Boards of Trustees of the Acquired Master Trust and Large Cap Trust and by the affirmative vote of the holders of a majority of the shares of common stock of the related Acquired Feeder Fund issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of such Acquired Feeder Fund, at or prior to the Valuation Time; and that the related Acquired Feeder Fund, Large Cap Series Fund and Large Cap Trust shall have delivered to the Acquired Master Trust a copy of the resolution approving this Agreement adopted by the Boards of Directors of the related Acquired Feeder Fund and Large Cap Series Fund, and the Boards of Trustees of the Acquired Master Trust and Large Cap Trust, as applicable, each certified by the Secretary of such Acquired Fund, Large Cap Series Fund and Large Cap Trust, as the case may be; and that each Acquired Feeder Fund shall have delivered to each Acquired Master Trust a certificate setting forth the vote of the related Acquired Feeder Fund stockholders obtained, certified by the Secretary of the Acquired Feeder Fund.

(b) That Large Cap Series Fund shall have furnished to the Acquired Master Trust a certificate signed by Large Cap Series Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Large Cap Series Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Large Cap Series Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That Large Cap Trust shall have furnished to the Acquired Master Trust a certificate signed by Large Cap Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Large Cap Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Large Cap Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That all proceedings taken by Large Cap Series Fund, Large Cap Trust and each Acquired Fund and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to each Acquired Master Trust.

(f) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Large Cap Series Fund, be contemplated by the Commission.

(g) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Large Cap Series Fund, Large Cap Trust, the Acquired Feeder Fund or its related Acquired Master Trust or would prohibit the Reorganization.

15.	Conditions of Large Cap Trust.

      The obligations of Large Cap Trust hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Boards of Directors of the Acquired Feeder Fund and Large Cap Series Fund, by the affirmative vote of two-thirds of the members of the Boards of Trustees of the related Acquired Master Trust and Large Cap Trust and by the affirmative vote of the holders of a majority of the shares of common stock of each Acquired Feeder Fund issued and outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of such Acquired Feeder Fund, at or prior to the Valuation Time; and that the Acquired Fund and Large Cap Series Fund shall have delivered to Large Cap Trust a copy of the resolution approving this Agreement adopted by the Boards of Directors of the Acquired Feeder Fund and Large Cap Series Fund, and the Board of Trustees of each Acquired Master Trust, as the case may be, each certified by its Secretary; and that the Acquired Feeder Fund shall have delivered to Large Cap Trust and Large Cap Series Fund a certificate setting forth the vote of the Acquired Feeder Fund stockholders obtained, certified by the Secretary of such Acquired Feeder Fund.

(b) That each Acquired Feeder Fund shall have furnished to Large Cap Trust a certificate signed by such Acquired Feeder Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of such Acquired Feeder Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that such Acquired Feeder Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That the Acquired Master Trust shall have furnished to Large Cap Trust a certificate signed by such Acquired Master Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of such Acquired Master Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that such Acquired Master Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That all proceedings taken by the Acquired Funds and Large Cap Series Fund and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Large Cap Trust.

(f) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any Acquired Feeder Fund, be contemplated by the Commission.

(g) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Large Cap Series Fund or any Acquired Fund or would prohibit the Reorganization.

(h) That the Investments to be transferred to Large Cap Trust shall not include any assets or liabilities that Large Cap Trust, by reason of charter limitations or otherwise, may not properly acquire or assume.

16.     Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time with respect to a Reorganization (whether before or after adoption thereof by the stockholders of the relevant Acquired Feeder Fund with respect to a Reorganization) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Acquired Feeder Fund and Large Cap Series Fund and the Boards of Trustees of the related Acquired Master Trust and Large Cap Trust; (ii) by the Board of Directors of an Acquired Feeder Fund if any condition of such Acquired Feeder Fund’s obligations set forth in Section 12 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Directors of Large Cap Series Fund if any condition of Large Cap Series Fund’s obligations set forth in Section 13 of this Agreement has not been fulfilled or waived by such Board; (iv) by the Board of Trustees of an Acquired Master Trust if any condition of such Acquired Master Trust’s obligations set forth in Section 14 of this Agreement has not been fulfilled or waived by such Board; or (v) by the Board of Trustees of Large Cap Trust if any condition of Large Cap Trust’s obligations set forth in Section 15 of this Agreement has not been fulfilled or waived by such Board.

      (b) If a Reorganization contemplated by this Agreement has not been consummated by December 31, 2002, this Agreement automatically shall terminate on that date as to that Reorganization, unless a later date is mutually agreed to by the Board of Directors of the relevant Acquired Feeder Fund and Large Cap Series Fund and the Boards of Trustees of the related Acquired Master Trust and Large Cap Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of an Acquired Fund, Large Cap Series Fund or Large Cap Trust or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

      (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of an Acquired Feeder Fund or the Board of Directors of Large Cap Series Fund or by the Board of Trustees of an Acquired Master Trust or by the Board of Trustees of Large Cap Trust (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the respective stockholders, on behalf of which such action is taken. In addition, each of the Board of Directors of Large Cap Series Fund and the relevant Acquired Feeder Fund and each of the Board of Trustees of the relevant Acquired Master Trust and Large Cap Trust have delegated to FAM the ability to make non-material changes to the transaction if FAM deems it to be in the best interests of the Acquired Fund, Large Cap Series Fund or Large Cap Trust, as the case may be, to do so.

      (e) The respective representations and warranties contained in Sections 1, 2, 3, 4, 5 and 6 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Large Cap Series Fund, Large Cap Trust nor any of the Acquired Funds nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Large Cap Series Fund, Large Cap Trust or any Acquired Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board of Directors of the relevant Acquired Feeder Fund and of Large Cap Series Fund and the Board of Trustees of the relevant Acquired Master Trust and of Large Cap Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the relevant Acquired Feeder Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Large Cap Growth Fund to be issued to an Acquired Feeder Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of such Acquired Feeder Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless such Acquired Feeder Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

17.	Indemnification.

      (a) Each Acquired Fund singly but not jointly hereby agrees to indemnify and hold Large Cap Series Fund, Large Cap Growth Fund and Large Cap Trust harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Large Cap Series Fund, Large Cap Growth Fund or Large Cap Trust may incur or sustain by reason of the fact that (i) Large Cap Series Fund, on behalf of Large Cap Growth Fund, or Large Cap Trust shall be required to pay any obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund that were omitted or not fairly reflected in the financial statements to be delivered to Large Cap Series Fund or Large Cap Trust in connection with the Reorganization; (ii) any representations or warranties made by such Acquired Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of such Acquired Fund has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus and statement of additional information delivered to the stockholders of each applicable Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to such Acquired Fund by Large Cap Series Fund, Large Cap Growth Fund or Large Cap Trust.

      (b) Large Cap Series Fund, through Large Cap Growth Fund, and Large Cap Trust hereby agrees to indemnify and hold each Acquired Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by Large Cap Series Fund, Large Cap Growth Fund or Large Cap Trust in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Large Cap Series Fund, Large Cap Growth Fund or Large Cap Trust has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus and statement of additional information delivered to stockholders of each applicable Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Large Cap Series Fund or Large Cap Trust by such Acquired Fund.

      (c) In the event that any claim is made against Large Cap Series Fund, Large Cap Growth Fund or Large Cap Trust in respect of which indemnity may be sought by Large Cap Series Fund or Large Cap Trust from any Acquired Fund under Section 17(a) of this Agreement, or in the event that any claim is made against any Acquired Fund in respect of which indemnity may be sought by such Acquired Fund from Large

Cap Series Fund or Large Cap Trust under Section 17(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between such Acquired Feeder Fund and Large Cap Series Fund that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 17, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

18.	Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Large Cap Series Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH LARGE CAP SERIES FUNDS, INC (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Large Cap Series Fund’s transfer agent with respect to such shares. Each Acquired Feeder Fund will provide Large Cap Series Fund on the Closing Date with the name of any Acquired Feeder Fund stockholder who is to the knowledge of such Acquired Feeder Fund an affiliate of that Acquired Feeder Fund on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to the Acquired Funds, Large Cap Series Fund or Large Cap Trust, as applicable, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e) Copies of the Articles of Incorporation, as amended if applicable, of each Acquired Feeder Fund and of Large Cap Series Fund are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

      (f) No trustee, officer, employee or agent of any Acquired Master Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of such Acquired Master Trust; and all such persons shall look solely to the Acquired Master Trust’s property for satisfaction of claims of any nature against a trustee, officer, employee or agent of such Acquired Master Trust in connection with the affairs of such Acquired Master Trust.

      (g) No trustee, officer, employee or agent of Large Cap Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of Large Cap Trust; and all such persons shall look solely to Large Cap Trust’s property for satisfaction of claims of any nature against a trustee, officer, employee or agent of Large Cap Trust in connection with the affairs of Large Cap Trust.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.

By

_____________________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(ALICE A. PELLIGRINO, SECRETARY)

MERRILL LYNCH PREMIER GROWTH FUND, INC.

By:

_______________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(SUSAN B. BAKER, SECRETARY)

MERRILL LYNCH MID CAP GROWTH FUND, INC.

By:

_______________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(SUSAN B. BAKER, SECRETARY)

MASTER PREMIER GROWTH TRUST

By:

_______________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(SUSAN B. BAKER, SECRETARY)

MASTER LARGE CAP SERIES TRUST

By:

_______________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(ALICE A. PELLEGRINO, SECRETARY)

MASTER MID CAP GROWTH TRUST

By:

_______________________________________ (DONALD C. BURKE,
VICE PRESIDENT)

ATTEST:

____________________________________
(SUSAN B. BAKER, SECRETARY)

EXHIBIT II

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

      Certain biographical and other information relating to the Board Member nominee who is an “interested person” (as defined in the Investment Company Act) of each Acquired Fund and its Master Trust is set forth below:

Position(s) Held
Name, Address and	with each	Term of Office		Number of
Age of Board	Acquired Fund/	and Length of	Principal Occupation During	MLIM/FAM-Advised	Public
Member Nominee	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

Terry K. Glenn (61)* P.O. Box 9011 Princeton, New Jersey 08543-9011	Director/Trustee and President	Director/Trustee, and President since 2000	Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	registered investment companies consisting of portfolios	None

*	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as described in the Investment Company Act, of each Acquired Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

     Certain biographical and other information relating to the Board Member nominees who are not “interested persons” (as defined in the Investment Company Act), of each Acquired Fund and its Master Trust is set forth below:

Position(s) Held
Name, Address and	with each	Term of Office	Principal	Number of
Age of Board	Acquired Fund/	and Length of	Occupation During	MLIM/FAM-Advised	Public
Member Nominee	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

James H. Bodurtha (57)* 36 Popponesset Road Cotuit, Massachusetts 02635	Director/Trustee	Director/Trustee since 2000	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	31 registered investment companies consisting of 41 portfolios	Chairman of Berkshire Corporation

Position(s) Held
Name, Address and	with each	Term of Office	Principal	Number of
Age of Board	Acquired Fund/	and Length of	Occupation During	MLIM/FAM-Advised	Public
Member Nominee	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

Joe Grills (66)* P.O. Box 98 Rapidan, Virginia 22733	N/A	N/A	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Funds since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund since 1995; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation
Herbert I. London (62)* 2 Washington Square Village New York, NY 10012	Director/Trustee	Director/Trustee since 2000	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	31 registered investment companies consisting of 41 portfolios	None

Position(s) Held
Name, Address and	with each	Term of Office	Principal	Number of
Age of Board	Acquired Fund/	and Length of	Occupation During	MLIM/FAM-Advised	Public
Member Nominee	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

André F. Perold (49)* Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director/Trustee	Director/Trustee since 2000	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Sanlam Limited and Sanlam Life since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com since 2000; Director, Quantec Limited 1991 to 1999.	31 registered investment companies consisting of 41 portfolios	Commonfund and Stockback.com
Roberta Cooper Ramo (58)* P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director/Trustee	Director/Trustee since 2000	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Pook, Kelly & Ramo, Attorneys at Law, P.C. from 1993 to 1997; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	31 registered investment companies consisting of 41 portfolios	Coopers, Inc.
Robert S. Salomon, Jr. (64)* 106 Dolphin Cove Quay Stamford, Connecticut 06902	N/A	N/A	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers, Inc. from 1975 to 1991.	16 registered investment companies consisting of 36 portfolios	Commonfund
Melvin R. Seiden (71)* 780 Third Avenue, Suite 2502, New York, New York 10017	N/A	N/A	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None

Position(s) Held
Name, Address and	with each	Term of Office	Principal	Number of
Age of Board	Acquired Fund/	and Length of	Occupation During	MLIM/FAM-Advised	Public
Member Nominee	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

Stephen B. Swensrud (68)* 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110	N/A	N/A	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	42 registered investment companies consisting of 87 portfolios	None

*	Each Board Member nominee is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each Board on which he or she currently serves as a Board Member and will be a member of the Audit Nominating Committee of each Acquired Fund.

     Certain biographical and other information relating to the officers of each Acquired Fund is set forth below:

Position(s) Held
	with Each	Term of Office	Principal	Number of
Name, Address and	Acquired Fund/	and Length of	Occupation During	MLIM/FAM-Advised	Public
Age of Officers	Master Trust	Time Served	Past Five years	Funds Overseen	Directorships

Donald C. Burke (41)*	Vice President and Treasurer	Vice President and Treasurer of each Acquired Fund since 2000.	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	[ ● ] registered investment companies consisting of [ ● ] portfolios	None
Robert C. Doll, Jr. (47)	Senior Vice President	Senior Vice President of each Acquired Fund since 2000.	President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM and MLIM from 2000 to 2002; Director of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	[ ● ] registered investment companies consisting of [ ● ] portfolios	None
Michael S. Hahn (34)	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager of Mid Cap Growth Fund and Premier Growth Fund since 2001 and 2000, respectively.	Associate Portfolio Manager of MLIM since 1999; portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999; assistant portfolio manager for First Maryland Bancorp from 1994 to 1996.	[ ● ] registered investment companies consisting of [ ● ] portfolios	None
Susan B. Baker (43)	Secretary	Secretary of each Acquired Fund since 2000.	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; Attorney associated with MLIM since 1987.	[ ● ] registered investment companies consisting of [ ● ] portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     As of the Record Date, none of the Board Member nominees held shares of the Acquired Funds except as set forth in the table below:

Name	Fund/Class	No. of Shares Held

Terry K. Glenn
James H. Bodurtha
Joe Grills
Herbert I. London
André F. Perold
Roberta Cooper Ramo
Robert S. Salomon, Jr.
Melvin R. Seiden
Stephen B. Swensrud

      Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below:

Aggregate Dollar Range
	Aggregate Dollar Range	of Securities in All Registered
	of Equity in Each	Funds Overseen by Nominee in
Name	Acquired Fund	Merrill Lynch Family of Funds

Terry K. Glenn
James H. Bodurtha
Joe Grills
Herbert I. London
André F. Perold
Roberta Cooper Ramo
Robert S. Salomon, Jr.
Melvin R. Seiden
Stephen B. Swensrud

      The following table provides information, as of the Record Date, for each Board Member Nominee and his immediate family members relating to securities owned beneficially or of record in ML & Co.

Name of
Owner and
Relationship to
Board Member
Name	Nominee	Title of Class	Value of Securities	Percent of Class

Terry K. Glenn	N/A
James H. Bodurtha	N/A
Joe Grills	N/A
Herbert I. London	N/A
André F. Perold	N/A
Roberta Cooper Ramo	N/A
Robert S. Salomon, Jr.	N/A
Melvin R. Seiden	N/A
Stephen B. Swensrud	N/A

EXHIBIT III

SECURITY OWNERSHIP

      To the knowledge of Premier Growth Fund, the following persons or entities owned beneficially or of record 5% or more of any class of Premier Growth Fund’s outstanding shares as of the Record Date.

Premier Growth Fund

	Percentage of Class Owned				Owned

Shareholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Premier Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 80536.

     To the knowledge of Mid Cap Growth Fund, the following persons or entities owned beneficially or of record 5% or more of any class of Mid Cap Growth Fund’s shares as of the Record Date:

Mid Cap Growth Fund

	Percentage of Class Owned				Owned

Shareholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Mid Cap Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 80536.

     To the knowledge of Large Cap Growth Fund, the following persons or entities owned beneficially or of record 5% or more of any class of Large Cap Growth Fund’s shares as of the Record Date:

Large Cap Growth Fund

	Percentage of Class Owned				Owned

Shareholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Large Cap Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 80536.

III-1

The information in this statement of additional information is not complete and may be changed. We may use this statement of additional information to sell securities until the registration statement containing this statement of additional information, which has been filed with the Securities and Exchange Commission, is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 18, 2002

MERRILL LYNCH PREMIER GROWTH FUND, INC. AND

MERRILL LYNCH MID CAP GROWTH FUND, INC.

MERRILL LYNCH LARGE CAP SERIES FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement and Prospectus of Merrill Lynch Premier Growth Fund, Inc. (“Premier Growth Fund”), Merrill Lynch Mid Cap Growth Fund, Inc. (“Mid Cap Growth Fund”) and Merrill Lynch Large Cap Series Funds, Inc. (“Large Cap Series Fund”), on behalf of Merrill Lynch Large Cap Growth Fund (“Large Cap Growth Fund”), dated February 17, 2002 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Large Cap Series Fund at 1-800-          -                    , ext.                     , or by writing to Large Cap Series Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus. Premier Growth Fund and Mid Cap Growth Fund are each individually referred to herein as an “Acquired Fund” and collectively as the “Acquired Funds,” as the context requires.

      Further information about Large Cap Growth Fund is contained in the Statement of Additional Information of Large Cap Series Fund, dated January 14, 2002 (the “Large Cap Series Fund Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

      The Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to each Acquired Fund, the statement of additional information relating to each Acquired Fund, the prospectus of Large Cap Series Fund, the Large Cap Series Fund Statement, other material incorporated by reference and other information regarding Large Cap Growth Fund, Large Cap Series Fund and each Acquired Fund.

The date of this Statement of Additional Information is February 17, 2002

SAI-1

General Information	SAI-2
Financial Statements	SAI-2
Pro Forma Combined Schedules of Investments (unaudited)	F-1
Pro Forma Combined Schedules of Asset and Liabilities (unaudited)	F-7
Pro Forma Combined Statement of Operations (unaudited)	F-9

GENERAL INFORMATION

      The stockholders of each Acquired Fund are being asked to approve a reorganization transaction comprising (i) the acquisition by Premier Growth Fund and Mid Cap Growth Fund, respectively, of all of the assets, and the assumption of all of the liabilities, of Premier Growth Trust and Mid Cap Growth Trust, as applicable, in return for all of the beneficial interests in Premier Growth Trust and Mid Cap Growth Trust owned by the applicable Acquired Fund, (ii) the acquisition by Large Cap Trust of all of the assets, and the assumption by Large Cap Trust of all of the liabilities of each Acquired Fund in exchange solely for an equal aggregate value of beneficial interests in a “master” portfolio (“Large Cap Growth Master Portfolio”) of Master Large Cap Series Trust (“Large Cap Trust”) and the simultaneous acquisition by Large Cap Series Fund, on behalf of Large Cap Growth Fund, of all of the assets of each Acquired Fund, consisting of beneficial interests of Large Cap Growth Master Portfolio, in exchange solely for an equal aggregate value of newly issued shares of Large Cap Growth Fund, (iii) the election of the Board Members of each Acquired Fund.

      The reorganization transaction described in the preceding paragraph, as it relates to each Acquired Fund, is individually referred to herein as an “Acquisition” and the Acquisitions are collectively referred to herein as the “Reorganization.” Large Cap Series Fund is an open-end fund that is organized as a Maryland corporation. Annual meetings of the stockholders of each Acquired Fund will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on March 25, 2002 at the following times:

Acquired Fund	Meeting Time

Premier Growth Fund	10:00 a.m. Eastern time
Mid Cap Growth Fund	10:30 a.m. Eastern time

      For detailed information about each Acquisition, the Reorganization and the election of the Board of Directors of each Acquired Fund, stockholders of each Acquired Fund should refer to the Proxy Statement and Prospectus. For further information about the Large Cap Growth Fund, stockholders should refer to the Large Cap Series Fund Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

      Pro Forma financial statements reflecting consummation of an Acquisition or consummation of the Reorganization are included herein.

Large Cap Growth Fund

      Audited financial statements and accompanying notes for the fiscal year ended October 31, 2001 and the independent auditors’ report thereon, dated December 14, 2001, of Large Cap Growth Fund are incorporated herein by reference from Large Cap Growth Fund’s Annual Report to Stockholders, which accompanies this Statement of Additional Information.

SAI-2

Premier Growth Fund

      Audited financial statements and accompanying notes for the fiscal year ended November 30, 2001, and the independent auditor’s report thereon, dated January 9, 2002, of Premier Growth Fund are incorporated herein by reference from Premier Growth Fund’s Annual Report to Stockholders.

Mid Cap Growth Fund

      Audited financial statements and accompanying notes for the period September 15, 2000 (commencement of operations) to August 31, 2001, and the independent auditors’ report thereon, dated October 9, 2001, of Mid Cap Growth Fund are incorporated herein by reference from Mid Cap Growth Fund’s Annual Report to Stockholders.

SAI-3

Pro Forma Combined Schedule of

Investments as of October 31, 2001
(unaudited)

      Combined Schedule of Investments for Large Cap Growth Master Portfolio, Master Mid Cap Growth Trust and Master Premier Growth Trust

As of October 31, 2001

(unaudited)

			Large Cap	Mid Cap	Premier	Pro Forma
	Shares		Growth	Growth	Growth	for Combined
Industry	Held	Investments	Portfolio	Trust	Trust	Fund

Consumer Discretionary
Automobiles	65,000	Harley-Davidson, Inc.	—	—	$2,941,900	$2,941,900

Hotels, Restaurants & Leisure	49,000	Darden Restaurants, Inc.	$1,568,980	—	—	1,568,980
	51,000	+Harrah’s Entertainment, Inc.	1,485,630	—	—	1,485,630
	32,000	+International Game Technology	1,633,600	—	—	1,633,600

Internet & Catalog Retail	31,000	+eBay Inc.	1,626,880	—	—	1,626,880

Internet Software & Services	23,000	+Check Point Software Technologies Ltd.	—	—	678,730	678,730
	18,000	+Liberate Technologies, Inc.	—	$177,840	—	177,840
	57,200	+Netegrity, Inc.	—	84,528	587,000	671,528
	35,000	+VeriSign, Inc.	—	—	1,356,600	1,356,600

Media	77,000	+AOL Time Warner Inc.	1,154,770	—	1,248,400	2,403,170
	15,000	+Comcast Corporation (Class A)	—	—	537,600	537,600
	8,200	+Gemstar-TV Guide International, Inc.	—	166,214	—	166,214
	14,100	+Radio One, Inc. (Class D)	—	162,855	—	162,855
	63,800	+TMP Worldwide Inc.	—	292,530	1,611,900	1,904,430

Multiline Retail	23,000	+BJ’s Wholesale Club, Inc.	1,167,710	—	—	1,167,710
	26,000	Wal-Mart Stores, Inc.	1,336,400	—	—	1,336,400

Specialty Retail	37,000	+American Eagle Outfitters, Inc.	1,013,800	—	—	1,013,800
	139,000	+Auto Nation, Inc.	1,430,310	—	—	1,430,310
	29,000	+Auto Zone, Inc.	1,697,370	—	—	1,697,370
	41,000	+Barnes & Noble, Inc.	1,506,750	—	—	1,506,750
	1,200	+Bed Bath & Beyond Inc.	—	30,072	—	30,072
	32,000	+Best Buy Co., Inc.	1,756,800	—	—	1,756,800
	8,400	+Electronics Boutique Holdings Corp.	—	260,820	—	260,820
	71,000	Lowe’s Companies, Inc.	2,421,100	—	—	2,421,100
	53,000	The TJX Companies, Inc.	1,791,400	—	—	1,791,400
	39,000	The Talbots, Inc.	1,111,500	—	—	1,111,500
	104,000	+Venator Group, Inc.	1,508,000	—	—	1,508,000

Textiles & Apparel	9,000	+Christopher & Banks Corporation	—	296,550	—	296,550
	53,000	+Columbia Sportswear Company	1,515,270	—	—	1,515,270

		Total Consumer Discretionary	25,726,270	1,471,409	8,962,130	36,159,809

Consumer Staples
Beverages	36,000	+Constellation Brands, Inc. (Class A)	1,477,440	—	—	1,477,440

Food & Drug Retailing	36,000	+Whole Foods Market, Inc.	1,251,000	—	—	1,251,000
	83,000	+The Kroger Co.	2,030,180	—	—	2,030,180

Personal Products	29,000	The Procter & Gamble Company	2,139,620	—	—	2,139,620

Tobacco	59,000	Philip Morris Companies Inc.	2,761,200	—	—	2,761,200
	48,000	UST Inc.	1,613,280	—	—	1,613,280

		Total Consumer Staples	11,272,720	—	—	11,272,720

			Large Cap	Mid Cap	Premier	Pro Forma
	Shares		Growth	Growth	Growth	for Combined
Industry	Held	Investments	Portfolio	Trust	Trust	Fund

Energy
Energy Equipment & Service	15,000	Diamond Offshore Drilling, Inc.	—	—	414,000	414,000
	45,000	+Hanover Compressor Company	—	358,540	882,560	1,241,100
	25,000	+National-Oilwell, Inc.	—	—	463,000	463,000

Oil & Gas	9,500	Devon Energy Corporation	—	363,850	—	363,850

		Total Energy	—	722,390	1,759,560	2,481,950

Financials
Banks	7,000	Investors Financial Services	—	370,300	—	370,300
	60,000	Washington Mutual, Inc.	—	—	1,811,400	1,811,400

Diversified Financials	22,000	Fannie Mae	1,781,120	—	—	1,781,120
	29,000	Freddie Mac	1,966,780	—	—	1,966,780
	29,000	Household International, Inc.	1,516,700	—	—	1,516,700
	40,000	+Nasdaq-100 Shares(a)	—	—	1,356,000	1,356,000
	15,000	S&P 500 Depositary Receipts	—	—	1,588,200	1,588,200
	2,800	S&P Mid-Cap 400 Depositary Receipts	—	281,652	—	281,652
	23,000	USA Education Inc.	1,875,880	—	—	1,875,880

Insurance	12,000	American International Group, Inc.	943,200	—	—	943,200

		Total Financials	8,083,680	651,952	4,755,600	13,491,232

Healthcare
Biotechnology	22,900	+Amgen Inc.	—	448,878	852,150	1,301,028
	54,900	+Enzon, Inc.	—	364,915	3,028,690	3,393,605
	34,000	+Genzyme Corporation	1,834,300	—	—	1,834,300
	59,400	+IDEC Pharmaceuticals Corporation	—	503,832	3,058,980	3,562,812
	2,163	+Imclone Systems	—	132,354	—	132,354
	26,400	+Invitrogen Corporation	—	208,556	1,415,880	1,624,436
	60,000	+Millennium Pharmaceuticals, Inc.	—	—	1,527,600	1,527,600
	115,400	+Protein DesignLabs, Inc.	—	244,274	3,565,080	3,809,354
	62,500	+SICOR Inc.	—	234,375	935,500	1,169,875
	45,000	+Techne Corporation	1,356,300	—	—	1,356,300

Health Care Equipment & Supplies	34,000	Beckman Coulter Inc.	1,443,980	—	—	1,443,980
	56,000	Biomet, Inc.	1,708,000	—	—	1,708,000
	70,000	+Boston Scientific Corporation	1,591,800	—	—	1,591,800
	5,300	+CIMA Labs Inc.	—	286,465	—	286,465
	61,000	+Cytyc Corporation	1,599,420	—	—	1,599,420
	13,000	DENTSPLY International Inc.	584,870	—	—	584,870
	30,000	+ResMed Inc.	1,674,000	—	—	1,674,000
	24,000	+St. Jude Medical, Inc.	1,704,000	—	—	1,704,000
	32,000	Stryker Corporation	1,799,680	—	—	1,799,680

Health Care Providers & Services	30,000	+Andrx Group	—	324,650	1,623,250	1,947,900
	27,000	Cardinal Health, Inc.	939,540	—	872,430	1,811,970
	183,600	+Caremark Rx, Inc.	1,527,600	128,640	804,000	2,460,240
	91,000	+DaVita, Inc.	1,656,200	—	—	1,656,200
	27,000	+Express Scripts, Inc. (Class A)	1,105,380	—	—	1,105,380
	52,000	+First Health Group Corp.	1,404,000	—	—	1,404,000
	38,000	Healthcare Corporation	1,507,080	—	—	1,507,080
	44,000	+Henry Schein, Inc.	1,485,000	—	—	1,485,000
	60,000	+Lincare Holdings Inc.	1,542,000	—	—	1,542,000
	43,000	McKesson HBOC, Inc.	1,590,570	—	—	1,590,570
	70,000	Omnicare, Inc.	1,391,600	—	—	1,391,600
	67,000	+Oxford Health Plans, Inc.	1,578,520	—	—	1,578,520

			Large Cap	Mid Cap	Premier	Pro Forma
	Shares		Growth	Growth	Growth	for Combined
Industry	Held	Investments	Portfolio	Trust	Trust	Fund

	24,000	+Quest Diagnostics Incorporated	1,569,120	—	—	1,569,120
	7,100	+Syncor International Corporation	—	205,900	—	205,900
	26,000	+Tenet Healthcare Corporation	1,495,520	—	—	1,495,520
	24,000	+Trigon Healthcare, Inc.	1,473,360	—	—	1,473,360
	32,000	United Health Group Incorporated	2,104,000	—	—	2,104,000
	30,000	+Universal Health Services, Inc.(Class B)	1,211,700	—	—	1,211,700
	15,000	+Wellpoint Health Networks Inc.	1,673,850	—	—	1,673,850

Pharmaceuticals	21,000	+Barr Laboratories, Inc.	1,528,800	—	—	1,528,800
	26,000	+Forest Laboratories, Inc.	1,933,880	—	—	1,933,880
	69,000	+IVAX Corporation	1,417,950	—	—	1,417,950
	36,000	Johnson & Johnson	2,084,760	—	—	2,084,760
	44,000	+King Pharmaceuticals, Inc.	1,715,560	—	—	1,715,560
	2,500	+Kos Pharmaceuticals, Inc.	—	70,125	—	70,125
	3,000	+Medicis Pharmaceutical (Class A)	173,070	—	—	173,070
	43,000	Mylan Laboratories, Inc.	1,585,410	—	—	1,585,410
	205,000	Pfizer Inc.	5,237,500	—	3,352,000	8,589,500
	72,000	+SICOR Inc.	1,350,000	—	—	1,350,000
	34,000	+Watson Pharmaceuticals, Inc.	1,621,120	—	—	1,621,120

		Total Healthcare	59,199,440	3,152,964	21,035,560	83,387,964

Industrials
Aerospace & Defense	9,500	General Dynamics Corporation	—	—	775,200	775,200
	21,800	+L-3 Communications Holdings, Inc.	—	286,671	1,607,095	1,893,766

Air Freight & Couriers	4,500	+Illuminet Holdings, Inc.	—	160,920	—	160,920

Commercial Services & Supplies	6,500	+Administaff, Inc.	—	146,185	—	146,185
	55,300	+Apollo Group, Inc.(Class A)	1,626,000	134,145	487,800	2,247,945
	29,000	+The BISYS Group, Inc.	1,508,580	—	—	1,508,580
	33,000	+CSG Systems International, Inc.	1,031,580	—	—	1,031,580
	122,000	+Concord EFS, Inc.	1,833,790	301,070	1,204,280	3,339,140
	4,000	+The Corporate Executive Board Company	—	122,280	—	122,280
	35,000	First Data Corporation	2,364,950	—	—	2,364,950
	48,000	H & R Block, Inc.	1,635,840	—	—	1,635,840
	5,000	+ITT Educational Services, Inc.	—	190,300	—	190,300
	49,700	Paychex, Inc.	—	150,682	1,442,700	1,593,382
	39,000	Pitney Bowes Inc.	1,429,740	—	—	1,429,740

Industrial Conglomerates	232,000	General Electric Company	8,447,120	—	—	8,447,120

		Total Industrials	19,877,600	1,492,253	5,517,075	26,886,928

Information Technology
Communications Equipment	80,000	+Advanced Fibre Communications, Inc.	1,490,400	—	—	1,490,400
	45,000	+Brocade Communications Systems, Inc.	—	—	1,104,750	1,104,750
	144,000	+Cisco Systems, Inc.	744,480	—	1,691,000	2,435,480
	48,000	+Digital Lightwave, Inc.	289,440	—	—	289,440
	37,000	Harris Corporation	1,268,360	—	—	1,268,360
	26,000	+Polycom, Inc.	—	119,920	659,340	779,260
	55,100	+QUALCOMM Incorporated	—	368,400	2,338,112	2,706,512

Computers & Peripherals	9,000	International Business Machines Corporation	972,630	—	—	972,630
	86,000	+Storage Technology Corporation	1,614,220	—	—	1,614,220

Electronic Equipment & Instruments	100,000	+Flextronics International Ltd.	—	—	1,989,000	1,989,000
	13,800	+Kopin Corporation	—	173,742	—	173,742
	34,000	+Tech Data Corporation	1,451,460	—	—	1,451,460

			Large Cap	Mid Cap	Premier	Pro Forma
	Shares		Growth	Growth	Growth	for Combined
Industry	Held	Investments	Portfolio	Trust	Trust	Fund

IT Consulting & Services	39,000	Electronic Data Systems Corporation	2,510,430	—	—	2,510,430
	9,700	+Manhattan Associates, Inc.	—	291,388	—	291,388
	99,000	+Unisys Corporation	884,070	—	—	884,070

Semiconductor Equipment & Products	104,300	+Alpha Industries, Inc.	—	332,904	2,085,300	2,418,204
	23,000	+Celestica Inc.	—	—	789,360	789,360
	73,000	+Credence Systems Corporation	992,800	—	—	992,800
	10,200	+FEI Company	—	275,196	—	275,196
	8,800	+HPL Technologies, Inc.	—	103,664	—	103,664
	84,000	Intel Corporation	2,051,280	—	—	2,051,280
	37,000	+KLA-Tencor Corporation	—	204,300	1,304,960	1,509,260
	15,000	+Maxim Integrated Products, Inc.	—	—	686,100	686,100
	8,900	+Numerical Technologies, Inc.	—	219,652	—	219,652
	17,400	+Photronics, Inc.	—	431,868	—	431,868
	144,500	+RFMicro Devices, Inc.	—	406,756	2,545,578	2,952,334
	6,700	+Rudolph Technologies, Inc.	—	169,510	—	169,510

Software	60,000	+Amdocs Limited	—	—	1,566,600	1,566,600
	41,000	Autodesk, Inc.	1,362,020	—	—	1,362,020
	100,000	+BEA Systems, Inc.	—	—	1,213,000	1,213,000
	47,000	Computer Associates International, Inc.	1,453,240	—	—	1,453,240
	122,000	+Compuware Corporation	1,254,160	—	—	1,254,160
	42,900	+Comverse Technology, Inc.	—	110,979	695,600	806,579
	30,400	+Electronic Arts Inc.	—	277,884	1,286,250	1,564,134
	110,500	+Informatica Corporation	—	125,145	898,220	1,023,365
	26,000	+Mercury Interactive Corp.	—	—	619,580	619,580
	96,000	+Microsoft Corporation	5,000,900	—	581,400	5,582,300
	6,000	+NetIQ Corporation	—	168,900	—	168,900
	42,000	+Siebel Systems, Inc.	—	—	685,440	685,440
	58,900	+THQ Inc.	—	408,360	2,515,734	2,924,094
	95,000	+VERITAS Software Corporation	—	—	2,696,100	2,696,100

Wireless Telecommunication Services	6,400	+Leap Wireless International, Inc.	—	95,168	—	95,168

		Total Information Technology	23,339,890	4,283,736	27,951,424	55,575,050

Utilities
Electric Utilities	29,000	Black Hills Corporation	796,340	—	—	796,340

		Total Utilities	796,340	—	—	796,340

			Large Cap	Mid Cap	Premier	Pro Forma
	Face		Growth	Growth	Growth	for Combined
Industry	Amount	Short-Term Securities	Portfolio	Trust	Trust	Funds

Commercial Paper*	$1,855,000	Gannett Company, 2.49% due 1/08/2001	—	—	1,854,102	1,854,102
	3,760,000	General Motors Acceptance Corp., 2.73% due 11/01/2001	179,000	569,000	3,012,000	3,760,000

		Total Commercial Paper	179,000	569,000	4,866,102	5,614,102

US Government Obligations*	43,000	US Treasury Bills, 2.17% due 11/23/2001	—	42,943	—	42,943
	30,000	US Treasury Bills, 2.12% due 2/14/2002	—	29,829	—	29,829

		Total US Government Obligations	—	72,772	—	72,772

		Total Short-Term Securities	179,000	641,772	4,866,102	5,686,874

	Nominal
	Value
	Covered		Large Cap	Mid Cap	Premier	Pro Forma
	by		Growth	Growth	Growth	for Combined
Industry	Options	Options Purchased	Portfolio	Trust	Trust	Funds

Put Equity Options Purchased	$8,400	Electronics Boutique, expiring January 2002 at USD 25	—	12,180	—	12,180

		Total Options Purchased	—	12,180	—	12,180

		Total Investments	148,474,940	12,428,656	74,847,451	235,751,047

		Options Written

Call Equity Options Written	6,500	Administaff, Inc., expiring April 2002 at USD 35	—	(8,775)	—	(8,775)
	8,400	Electronics Boutique Holdings Corp., expiring January 2002 at USD 40	—	(12,600)	—	(12,600)
	15,000	Harley-Davidson, Inc., expiring February 2002 at USD 55	—		(21,000)	(21,000)
	10,500	L-3 Communications Holdings, Inc., expiring January 2002 at USD 110	—	(2,250)	(13,500)	(15,750)

		Total Call Equity Options Written	—	(23,625)	(34,500)	(58,125)

Put Equity Options Written	1,200	Bed Bath & Beyond Inc., expiring February 2002 at USD 22.5	—	(2,460)	—	(2,460)
	1,800	Bed Bath & Beyond Inc., expiring November 2001 at USD 22.5	—	(630)	—	(630)

		Total Put Equity Options Written	—	(3,090)	—	(3,090)

		Total Options Written	—	(26,715)	(34,500)	(61,215)

		Total Investments, Net of Options Written (Cost $276,493,224) — 100.1%	148,474,940	12,401,941	74,812,951	235,689,832
		Other Assets/(Liabilities in excess of Other Assets) — 0.1%	176,663	(91,374)	(339,720)	(254,431)
		Net Assets — 100.0%	148,651,603	12,310,567	74,473,231	235,435,401

*	Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio/Trust.

+ Non-income producing security.

(a)	Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq 100 Index. See Notes to Financial Statements.

Pro Forma Combined Statement

of Assets and Liabilities
(unaudited)

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

FOR MERRILL LYNCH LARGE CAP GROWTH FUND,
MERRILL LYNCH MID CAP GROWTH FUND, INC.
AND MERRILL LYNCH PREMIER GROWTH FUND, INC.
As of October 31, 2001 (Unaudited)

     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at October 31, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Large Cap Growth Fund included in its Annual Report to Stockholders for the fiscal year ended October 31, 2001, which is incorporated herein by reference, the financial statements and related notes from the audited financial statements of Merrill Lynch Premier Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended November 30, 2001, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Mid Cap Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended August 31, 2001, which is incorporated herein by reference.

					Pro Forma
	Large Cap	Mid Cap	Premier		for Combined
	Growth Fund	Growth Fund	Growth Fund	Adjustments(1)	Fund

Assets:
Investments in Master Portfolio/Trust, at value*	$147,831,490	$12,076,935	$74,473,204		$234,381,629
Prepaid registration fees and other assets	104,066	72,004	154,102		330,172

Total assets	147,935,556	12,148,939	74,627,306		234,711,801

Liabilities:
Payables:
Distributor	103,203	9,180	59,114		171,497
Administrator	33,523	2,667	16,712		52,902
Accrued expenses	59,446	15,538	114,264	$335,100	524,348

Total liabilities	196,172	27,385	190,090	335,100	748,747

Net Assets:
Net Assets	$147,739,384	$12,121,554	$74,437,216	$(335,100)	$233,963,054

Net Assets Consist of:
Class A Common Stock, $.10 par value,
100,000,000 shares authorized	$307,969	$22,120	$91,030	$(68,501)	$352,618
Class B Common Stock, $.10 par value,
200,000,000 shares authorized	955,855	162,674	1,748,240	(1,195,927)	1,670,842
Class C Common Stock, $.10 par value,
100,000,000 shares authorized	532,105	86,328	673,182	(470,851)	820,764
Class D Common Stock, $.10 par value,
100,000,000 shares authorized	201,331	23,922	298,296	(202,425)	321,124
Paid-in capital in excess of par	204,662,165	25,678,442	270,384,983	1,602,604	502,328,194
Accumulated investment loss — net	—	(47,165)	(1,966,446)		(2,013,611)
Accumulated realized capital losses on investments from the Master Portfolio/Trust — net	(57,172,642)	(12,987,235)	(158,514,328)		(228,674,205)
Accumulated distributions in excess of realized capital gains on investments from the Master Portfolio/Trust — net	(44,955)	—	—		(44,955)
Unrealized depreciation on investments from the Master Portfolio/Trust — net	(1,702,444)	(817,532)	(38,277,741)		(40,797,717)

Net assets	$147,739,384	$12,121,554	$74,437,216	$(335,100)	$233,963,054

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MERRILL LYNCH LARGE CAP GROWTH FUND,
MERRILL LYNCH MID CAP GROWTH FUND, INC.
AND MERRILL LYNCH PREMIER GROWTH FUND, INC.
As of October 31, 2001 (Unaudited) — (Continued)

					Pro Forma
	Large Cap	Mid Cap	Premier		for Combined
	Growth Fund	Growth Fund	Growth Fund	Adjustments(1)	Fund

Net Asset Value:
Class A:
Net assets	$23,111,727	$917,845	$2,448,186	$(15,270)	$26,462,488

Shares outstanding	3,079,688	221,204	910,296	(685,010)	3,526,178

Net Asset Value	$7.50	$4.15	$2.69		$7.50

Class B:
Net assets	$70,428,602	$6,671,319	$46,210,666	$(201,044)	$123,109,543

Shares outstanding	9,558,548	1,626,741	17,482,401	(11,959,271)	16,708,419

Net Asset Value	$7.37	$4.10	$2.64		$7.37

Class C:
Net Assets	$39,166,994	$3,542,258	$17,790,829	$(85,370)	$60,414,711

Shares outstanding	5,321,052	863,281	6,731,824	(4,708,514)	8,207,643

Net Asset Value	$7.36	$4.10	$2.64		$7.36

Class D:
Net Assets	$15,032,061	$990,132	$7,987,535	$(33,416)	$23,976,312

Shares outstanding	2,013,312	239,219	2,982,963	(2,024,246)	3,211,248

Net Asset Value	$7.47	$4.14	$2.68		$7.47

* identified cost	$149,533,934	$12,894,467	$112,750,945		$275,179,346

(1)	Reflects the charge for estimated Reorganization expenses of $335,100, of which $99,200 is attributable to Mid Cap Growth Fund and $235,900 is attributable to Premier Growth Fund. The Reorganization expenses of $110,700 attributable to Large Cap Growth Fund will be paid by Fund Asset Management, L.P.

See Notes to Financial Statements.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

FOR MASTER LARGE CAP GROWTH PORTFOLIO, MASTER MID CAP GROWTH TRUST
AND MASTER PREMIER GROWTH TRUST
As of October 31, 2001
(Unaudited)

     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Master Trusts at October 31, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Large Cap Growth Master Portfolio included in Merrill Lynch Large Cap Growth Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2001, which is incorporated herein by reference, the financial statements and related notes from the audited financial statements of Master Premier Growth Trust included in Merrill Lynch Premier Growth Fund, Inc.’s Annual Report to Stockholders for the fiscal year ended November 30, 2001, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Master Mid Cap Growth Trust included in Merrill Lynch Mid Cap Growth Fund, Inc.’s Annual Report to Stockholders for the fiscal year ended August 31, 2001, which is incorporated herein by reference.

	Large Cap
	Growth	Mid Cap	Premier		Pro Forma
	Master	Growth	Growth		for Combined
	Portfolio	Trust	Trust	Adjustments	Portfolio

Assets:
Investments, at value*	$148,474,940 (a)	$12,416,476	$74,847,451		$235,738,867
Investments in options purchased, at value**	—	12,180	—		12,180
Investments held as collateral for loaned securities, at value	2,315,000	—	—		2,315,000
Cash	446	81,318	33,364		115,128
Receivables:					—
Securities sold	1,977,090	726,388	3,884,088		6,587,566
Contributions	724,282	28,433	256,266		1,008,981
Dividends	24,810	657	31,926		57,393
Loaned securities	257	—	—		257
Prepaid expenses	17,490	33,821	119,497		170,808

Total assets	153,534,315	13,299,273	79,172,592		246,006,180

Liabilities:
Investments in options written, at value***	—	26,715	34,500		61,215
Collateral on securities loaned, at value	2,315,000	—	—		2,315,000
Payables:
Securities purchased	1,839,186	837,139	4,198,234		6,874,559
Withdrawals	587,297	113,403	200,779		901,479
Investment adviser	67,456	6,454	33,439		107,349
Accrued expenses and other liabilities	73,773	4,995	232,409		311,177

Total liabilities	4,882,712	988,706	4,699,361	—	10,570,779

Net Assets:
Net Assets	$148,651,603	$12,310,567	$74,473,231	$—	$235,435,401

Net Assets Consist of:
Partners’ capital	$150,350,382	$13,137,089	$112,751,320		$276,238,791
Unrealized depreciation on investments — net	(1,698,779)	(826,522)	(38,278,089)		(40,803,390)

Net assets	$148,651,603	$12,310,567	$74,473,231	$—	$235,435,401

* identified cost	$150,173,719	$13,258,949	$113,152,419		$276,585,087
** Premiums paid	$—	$14,532	$—		$14,532
*** Premiums received	$—	$45,017	$61,378		$106,395

(a)	Includes securities loaned of $2,228,150

Pro Forma Combined Statement of Operations

for the Period November 1, 2000 to October 31, 2001
(unaudited)

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR

MERRILL LYNCH LARGE CAP GROWTH FUND,
MERRILL LYNCH MID CAP GROWTH FUND, INC.
AND MERRILL LYNCH PREMIER GROWTH FUND, INC.
For the Period November 1, 2000 to October 31, 2001
(Unaudited)

     The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of each Fund for the period November 1, 2000 to October 31, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 2000. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 2000 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Large Cap Growth Fund included in its Annual Report to Stockholders for the fiscal year ended October 31, 2001, which is incorporated herein by reference, the financial statements and related notes from the audited financial statements of Merrill Lynch Premier Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended November 30, 2001, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Mid Cap Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended August 31, 2001, which is incorporated herein by reference.

	Large Cap	Mid Cap	Premier		Pro Forma
	Growth	Growth	Growth	Adjustments	for Combined
	Fund	Fund	Fund	(1)	Fund (2)

Net Investment Income Allocated from the Portfolio/Trust:
Interest	$67,920	$30,254	$695,445		$793,619
Dividends*	713,934	11,983	224,287		950,204
Securities lending — net	334	—	—		334
Expenses	(1,159,615)	(274,599)	(1,032,121)		(2,466,335)

Net investment loss from the Portfolio	(377,427)	(232,362)	(112,389)		(722,178)

Expenses:
Account maintenance and distribution fees — Class B	766,148	85,407	836,891		1,688,446
Account maintenance and distribution fees — Class C	411,718	48,736	341,121		801,575
Administration fees	321,365	38,632	233,009		593,006
Transfer agent fees — Class B	89,970	16,305	177,047		283,322
Offering costs	13,045	111,419	90,772	$(215,236)	—
Registration fees	99,209	30,586	80,064	(110,650)	99,209
Printing and shareholder reports	53,729	20,980	79,189	(73,410)	80,488
Transfer agent fees — Class C	50,399	9,317	74,860		134,576
Account maintenance fees — Class D	40,644	2,643	37,880		81,167
Professional fees	10,998	11,195	28,864	(40,059)	10,998
Transfer agent fees — Class D	15,154	1,817	26,559		43,530
Transfer agent fees — Class A	23,524	1,682	6,390		31,596
Accounting services	566	946	513	(2,025)	—
Other	6,740	6,975	9,203	(16,178)	6,740

Total expenses	1,903,209	386,640	2,022,362	(457,558)	3,854,653
Reimbursement of expenses	(1,903)	(278,591)	—		(280,494)

Total expenses after reimbursement	1,901,306	108,049	2,022,362		3,574,159

Investment loss — net	(2,278,733)	(340,411)	(2,134,751)	457,558	(4,296,337)

Realized and Unrealized Loss from the Portfolio/Trust — Net:
Realized loss on investments from the Portfolio/Trust — net	(57,101,930)	(12,761,790)	(118,336,763)		(188,200,483)
Change in unrealized appreciation/depreciation on investments from the Portfolio/Trust — net	(2,925,959)	(651,545)	(53,825,550)		(57,403,054)

Net Decrease in Net Assets Resulting from Operations	$(62,306,622)	$(13,753,746)	$(174,297,064)	$457,558	$(249,899,874)

* Net of foreign withholding tax	$0	$0	$154		$154

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring aggregate offering expenses of $215,236, of which $13,045 is attributable to Large Cap Growth Fund, $111,419 is attributable to Mid Cap Growth Fund and $90,772 is attributable to Premier Growth Fund.

(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $335,100, of which $235,900 is attributable to Premier Growth Fund and $99,200 is attributable to Mid Cap Growth Fund. The Reorganization expenses of $110,700 attributable to Large Cap Growth Fund will be paid by Fund Asset Management, L.P.

See Notes to Financial Statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR

MASTER LARGE CAP GROWTH PORTFOLIO, MASTER MID CAP GROWTH TRUST
AND MASTER PREMIER GROWTH TRUST
For the Period November 1, 2000 to October 31, 2001
(Unaudited)

     The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of each Master Trust for the period November 1, 2000 to October 31, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 2000. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 2000 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Large Cap Growth Master Portfolio included in Merrill Lynch Large Cap Growth Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2001, which is incorporated herein by reference, the financial statements and related notes from the audited financial statements of Master Premier Growth Trust included in Merrill Lynch Premier Growth Fund, Inc.’s Annual Report to Stockholders for the fiscal year ended November 30, 2001, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Master Mid Cap Growth Trust included in Merrill Lynch Mid Cap Growth Fund, Inc.’s Annual Report to Stockholders for the fiscal year ended August 31, 2001, which is incorporated herein by reference.

	Large Cap
	Growth	Mid Cap	Premier		Pro Forma
	Master	Growth	Growth	Adjustments	for Combined
	Portfolio	Trust	Trust	(1)	Portfolio

Investment Income:
Dividends*	$717,193	$12,098	$224,389		$953,680
Interest and discount earned	68,201	30,506	695,734		794,441
Securities lending — net	336	—	—		336

Total income	785,730	42,604	920,123		1,748,457

Expenses:
Investment advisory fee	873,576	92,966	790,721	$(15,494)	1,741,769
Accounting services	158,650	102,620	106,114	(192,872)	174,512
Professional fees	61,619	17,802	43,233	(61,035)	61,619
Custodian fees	48,839	23,757	28,388	(64,832)	36,152
Offering costs	—	20,746	35,008	(55,754)	—
Trustees’ fees and expenses	15,420	11,901	14,027	(25,928)	15,420
Printing and shareholder reports	4,733	4,550	4,418	(8,968)	4,733
Pricing fees	900	641	1,238	(1,879)	900
Other	1,070	2,430	9,429	(11,859)	1,070

Total expenses	1,164,807	277,413	1,032,576	(438,621)	2,036,175

Investment loss — net	(379,077)	(234,809)	(112,453)	438,621	(287,718)

Realized and Unrealized Loss on Investments — Net:
Realized loss on investments — net	(57,330,407)	(12,857,594)	(118,402,179)		(188,590,180)
Change in unrealized appreciation/depreciation on investments — net	(2,948,866)	(656,425)	(53,828,667)		(57,433,958)

Net Decrease in Net Assets Resulting from Operations	$(60,658,350)	$(13,748,828)	$(172,343,299)	$438,621	$(246,311,856)

* Net of foreign withholding tax	$0	$0	$154		$154

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring aggregate offering expenses of $55,754, of which $20,746 is attributable to Mid Cap Growth Fund and $35,008 is attributable to Premier Growth Fund.

See Notes to Financial Statements.

Merrill Lynch Large Cap Growth Fund

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(Unaudited)

1.  Significant Accounting Policies:

      Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Growth Portfolio (the “Portfolio”), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at October 31, 2001 was 99.5%. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments — The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses — The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (d) Prepaid registration fees — Prepaid registration fees are charged to expenses as the related shares are issued.

      (e) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

      (f) Investment transactions — Investment transactions in the Portfolio are accounted for on a trade date basis.

      (g) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $2,284,423 have been reclassified between paid-in capital in excess of par and accumulated net investment loss, $115,898 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $5,690 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2.  Transactions with Affiliates:

      Effective January 17, 2001, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund’s average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period November 1, 2000 to October 31, 2001, FAM earned fees from Large Cap Growth Fund, Mid Cap Growth Fund and Premier Growth Fund of $321,365, $38,632 and $233,009 of which $1,903, $38,632 and $0 was waived respectively. FAM also waived $239,959 in additional expenses for Mid Cap Growth Fund.

      The Funds have entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account
	Maintenance Fee	Distribution Fee

Class B	.25%	.75%
Class C	.25%	.75%
Class D	.25%	—

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Funds. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period November 1, 2000 to October 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Fund’s Class A and Class D Shares as follows:

	Large Cap	Mid Cap	Premier
	Growth	Growth	Growth

FAMD
Class A	$0	$0	$4
Class D	$6,507	$1,607	$6,060
MLPF&S
Class A	$65	$0	$65
Class D	$170,297	$25,214	$103,047

      For the period November 1, 2000 to October 31, 2001, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares of the Funds as follows:

	Large Cap	Mid Cap	Premier
	Growth	Growth	Growth

Class B	$198,340	$327	$138,499
Class C	$42,999	$762	$36,739

      Financial Data Services, Inc. (“FDS”), an indirect wholly-owned subsidiary of ML & Co., is each Fund’s transfer agent.

      Certain officers and/or directors of the Funds are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

Master Large Cap Growth Portfolio

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(Unaudited)

1.  Significant Accounting Policies:

      Master Large Cap Growth Portfolio (the “Portfolio”) is part of Master Large Cap Series Trust (the “Trust”). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments — Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust’s Board of Trustees.

      (b) Derivative financial instruments — The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options — The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

•	Forward foreign exchange contracts — The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio’s records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

•	Foreign currency options and futures — The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes — The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a “pass through” entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income — Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of October 31, 2001, no debt securities were held by the Portfolio.

      (f) Securities lending — The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio’s yield may increase. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.	Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio’s net assets. Prior to January 17, 2001, the annual rate was .75%.

      The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC (“QA Advisors”), an affiliate of

FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2001, QA Advisors received $218 in securities lending agent fees.

      Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM provides certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Portfolio reimbursed FAM an aggregate of $29,674 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

PART C

OTHER INFORMATION

Item 15.     Indemnification.

      Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

      Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the FAM Distributors, Inc (the “Distributor”) and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.     Exhibits.

1	—	Articles of Incorporation of the Registrant, filed October 20, 1999.(a)
2	—	By-Laws of the Registrant.(a)
3	—	Not applicable.
4	—	Form of Agreement and Plan of Reorganization among Merrill Lynch Large Cap Growth Fund, a series of the Registrant, Master Large Cap Series Trust, Master Premier Growth Trust, Merrill Lynch Premier Growth Fund, Inc., Master Mid Cap Growth Trust and Merrill Lynch Mid Cap Growth Fund, Inc.(g)
5	—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)
6	—	None.
7	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(d)
8	—	None.
9	—	None.
10(a)	—	Form of Unified Class B Distribution Plan of the Registrant.(e)
10(b)	—	Form of Unified Class C Distribution Plan of the Registrant.(e)

10(c)	—	Form of Unified Class D Distribution Plan of the Registrant.(e)
10(d)	—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(c)
11	—	Opinion and Consent of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
12	—	Tax Opinion of Sidley Austin Brown and Wood LLP.(h)
13	—	Not applicable.
14(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Premier Growth Fund, Inc.
14(c)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Mid Cap Growth Fund, Inc.
15	—	Not applicable.
16	—	Power of Attorney.(i)
17(a)	—	Prospectus, dated January 14, 2002, of the Registrant.
17(b)	—	Statement of Additional Information, dated January 14, 2002, of the Registrant.
17(c)	—	Prospectus, dated March 21, 2001, of Merrill Lynch Premier Growth Fund, Inc.
17(d)	—	Prospectus, dated December 26, 2001, of Merrill Lynch Mid Cap Growth Fund, Inc.
17(e)	—	Annual Report to Stockholders of the Registrant for the fiscal year ended October 31, 2001.
17(f)	—	Annual Report to Stockholders of Merrill Lynch Premier Growth Fund, Inc. for the fiscal year ended November 30, 2001.
17(g)	—	Annual Report to Stockholders of Merrill Lynch Mid Cap Growth Fund, Inc. for the fiscal year ended August 31, 2001.

(a)	Filed on October 20, 1999 as an Exhibit to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-89389) (the “Registration Statement”).

(b)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1) to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit (2) to the Registration Statement.

(c)	Filed on December 22, 1999 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(d)	Incorporated by reference to Exhibit 5 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 811-10025), filed on July 21, 2000.

(e)	Incorporated by reference to Exhibit 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 811-10025), filed on July 21, 2000.

(f)	Incorporated by reference to Exhibit 15 to Post Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417) filed on November 22, 2000.

(g)	Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.

(h)	To be filed by post-effective amendment.

(i)	Included on the signature page of the Proxy Statement and Prospectus contained in this Registration Statement.

Item 17.     Undertakings.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is party of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be field as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be anew registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 18th day of January, 2002.

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.
(Registrant)

By:	/s/ Terry K. Glenn

(Terry K. Glenn, President)

      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President (Principal Executive Officer) and Director	January 18, 2002

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	January 18, 2002

/s/ JAMES H. BODURTHA (James H. Bodurtha)	Director	January 18, 2002

/s/ HERBERT I. LONDON (Herbert I. London)	Director	January 18, 2002

/s/ ANDRÉ F. PEROLD (André F. Perold)	Director	January 18, 2002

/s/ ROBERTA COOPER RAMO (Roberta Cooper Ramo)	Director	January 18, 2002

      Master Large Cap Series Trust has duly caused this Registration Statement of Merrill Lynch Large Cap Series Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 18th day of January, 2002.

MASTER LARGE CAP SERIES TRUST
(Registrant)

By:	/s/ Terry K. Glenn

(Terry K. Glenn, President)

      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President (Principal Executive Officer) and Trustee	January 18, 2002

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	January 18, 2002

/s/ JAMES H. BODURTHA (James H. Bodurtha)	Trustee	January 18, 2002

/s/ HERBERT I. LONDON (Herbert I. London)	Trustee	January 18, 2002

/s/ ANDRÉ F. PEROLD (André F. Perold)	Trustee	January 18, 2002

/s/ ROBERTA COOPER RAMO (Roberta Cooper Ramo)	Trustee	January 18, 2002

EXHIBIT INDEX

Exhibit
Number		Description

11	—	Opinion and Consent of Sidley Austin Brown & Wood LLP.
14(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Premier Growth Fund, Inc.
14(c)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Mid Cap Growth Fund, Inc.
17(a)	—	Prospectus, dated January 14, 2002, of the Registrant.
17(b)	—	Statement of Additional Information, dated January 14, 2002, of the Registrant.
17(c)	—	Prospectus, dated March 21, 2001, of Merrill Lynch Premier Growth Fund, Inc.
17(d)	—	Prospectus, dated December 26, 2001, of Merrill Lynch Mid Cap Growth Fund, Inc.
17(e)	—	Annual Report to Stockholders of the Registrant for the fiscal year ended October 31, 2001.
17(f)	—	Annual Report to Stockholders of Merrill Lynch Premier Growth Fund, Inc. for the fiscal year ended November 30, 2001.
17(g)	—	Annual Report to Stockholders of Merrill Lynch Mid Cap Growth Fund, Inc. for the fiscal year ended August 31, 2001.

[Proxy Card Front]

MERRILL LYNCH PREMIER GROWTH FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and Susan B. Baker as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Merrill Lynch Premier Growth Fund, Inc. (the “Fund”) held of record by the undersigned on January 28, 2002 at an Annual Meeting of Stockholders of the Fund to be held on March 25, 2002, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., Master Large Cap Series Trust, Master Premier Growth Trust, Master Mid Cap Growth Trust and Merrill Lynch Mid Cap Growth Fund, Inc.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To vote on the Election of Directors of the Fund.

☐ For All	☐ Withhold All	☐ For All Except	To withhold authority to vote for any nominee(s), mark “For All Except” and write the nominee’s number on the line below.

01) James H. Bodurtha 02) Terry K. Glenn 03) Joe Grills 04) Herbert I. London 05) André F. Perold 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Melvin R. Seiden 09) Stephen B. Swensrud

3. To vote on the Election of Trustees of Master Premier Growth Trust

☐ For All	☐ Withhold All	☐ For All Except	To withhold authority to vote for any nominee(s), mark “For All Except‘ and write the nominee’s number on the line below.

01) James H. Bodurtha 02) Terry K. Glenn 03) Joe Grills 04) Herbert I. London 05) André F. Perold 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Melvin R. Seiden 09) Stephen B. Swensrud
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
Dated: --------------------, 2002

X
Signature

X
Signature, if held jointly

PLEASE MARK BOXES /X/ OR ☒ IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

MERRILL LYNCH MID CAP GROWTH FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and Susan B. Baker as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Merrill Lynch Mid Cap Growth Fund, Inc. (the “Fund”) held of record by the undersigned on January 28, 2002 at an Annual Meeting of Stockholders of the Fund to be held on March 25, 2002, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., Master Large Cap Series Trust, Master Premier Growth Trust, Master Mid Cap Growth Trust and Merrill Lynch Premier Growth Fund, Inc.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To vote on the Election of Directors of the Fund.

☐ For All	☐ Withhold All	☐ For All Except	To withhold authority to vote for any nominee(s), mark “For All Except” and write the nominee’s number on the line below.

01) James H. Bodurtha 02) Terry K. Glenn 03) Joe Grills 04) Herbert I. London 05) André F. Perold 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Melvin R. Seiden 09) Stephen B. Swensrud

3. To vote on the Election of Trustees of Master Mid Cap Growth Trust

☐ For All	☐ Withhold All	☐ For All Except	To withhold authority to vote for any nominee(s), mark “For All Except‘ and write the nominee’s number on the line below.

01) James H. Bodurtha 02) Terry K. Glenn 03) Joe Grills 04) Herbert I. London 05) André F. Perold 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Melvin R. Seiden 09) Stephen B. Swensrud
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
Dated: --------------------, 2002

X
Signature

X
Signature, if held jointly

PLEASE MARK BOXES / X/ OR ☒ IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.